UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

IBIO, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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8800 HSC Parkway

Bryan, Texas 77807

November    , 2020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of iBio, Inc.:

You are cordially invited to attend a live webcast of the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) of iBio, Inc., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, December 9, 2020 at 9:00 a.m. eastern time virtually via the internet at https://www.cstproxy.com/ibioinc/2020. In light of ongoing developments related to coronavirus (COVID-19), after careful consideration, the Company has determined that the 2020 Annual Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance and participation while safeguarding the health and safety of our stockholders, directors and management team. You or your proxyholder will be able to attend and vote at the 2020 Annual Meeting online by visiting https://www.cstproxy.com/ibioinc/2020 and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the proxy statement. The purpose of the 2020 Annual Meeting and the matters to be acted on are stated in this Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2020 Annual Meeting.

At the 2020 Annual Meeting, stockholders will consider and vote on the following matters:

(1)	to elect the three (3) nominees named herein as Class III directors of our Board of Directors, each to serve a three-year term expiring at the 2023 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified;

(2)	to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for our fiscal year ending on June 30, 2021;

(3)	To approve an advisory vote on Executive Compensation (“say-on-pay”);

(4)	to approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 275,000,000 to 425,000,000, such amendment to be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable;

(5)	to approve the adoption of the iBio, Inc. 2020 Omnibus Equity Incentive Plan (the “2020 Plan”);

(6)	to approve an adjournment of the 2020 Annual Meeting, if the Board of Directors determines it to be necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of either proposals (4) or (5) above; and

(7)	to transact any other business properly brought before the 2020 Annual Meeting or any postponement or adjournment thereof.

The matters listed in this notice of meeting are described in detail in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on October 27, 2020 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the 2020 Annual Meeting or any postponement or adjournment of the 2020 Annual Meeting. The list of the stockholders of record as of the Record Date will be made available for inspection at the 2020 Annual Meeting for the ten days preceding the meeting at the Company’s offices located at 8800 HSC Parkway, Bryan, Texas 77807 during ordinary business hours for any purpose germane to the 2020 Annual Meeting and electronically during the 2020 Annual Meeting at https://www.cstproxy.com/ibioinc/2020. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2020.

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The Proxy materials are first being mailed to the stockholders of record on or about November 9, 2020.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE LIVE WEBCAST OF THE 2020 ANNUAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU BY CONTACTING THE CORPORATE SECRETARY, IBIO, INC., 8800 HSC PARKWAY, BRYAN, TEXAS 77807, OR BY PHONE AT (979) 446-0027.

On behalf of the Board of Directors and the employees of iBio, Inc. we thank you for your continued support and look forward to you joining us at the live webcast of the 2020 Annual Meeting.

By:	/s/ Thomas F. Isett
Thomas F. Isett
Chairman and Chief Executive Officer

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8800 HSC Parkway

Bryan, Texas 77807

PROXY STATEMENT

For the 2020 Annual Meeting of Stockholders to be held on December 9, 2020

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, par value $0.001 per share (the “Common Stock”), of iBio, Inc., a Delaware corporation ( “iBio,” the “Company,” “we,” “our” or “us”), in connection with the solicitation by the Board of Directors of iBio (the “Board of Directors” or the “Board”) of proxies to be voted at our 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) to be held on Wednesday, December 9, 2020, beginning at 9:00 a.m., eastern time at https://www.cstproxy.com/ibioinc/2020. In light of ongoing developments related to coronavirus (COVID-19), after careful consideration, the Company has determined that the 2020 Annual Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance and participation while safeguarding the health and safety of our stockholders, directors and management team. You or your proxyholder will be able to attend and vote at the 2020 Annual Meeting online by visiting https://www.cstproxy.com/ibioinc/2020 and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the proxy statement. The Proxy materials, including this Proxy Statement on Schedule 14A, our Annual Report on Form 10-K for the year ended June 30, 2020 and the proxy card, are first being mailed to the stockholders of record on or about November 9, 2020. The purpose of the 2020 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2020 Annual Meeting.

The Board of Directors is soliciting votes (1) FOR the election of the three (3) Class III director nominees named herein; (2) FOR the ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending on June 30, 2021; (3) FOR the approval of the compensation of our named executive officers; (4) FOR the amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 275,000,000 to 425,000,000; (5) FOR the proposal to adopt the iBio, Inc. 2020 Omnibus Equity Incentive Plan; and (6) FOR the approval to adjourn the 2020 Annual Meeting, if the Board determines it to be necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of either of proposals (4) or (5).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2020: On or about November 9, 2020, we will begin mailing the Proxy materials, which includes this Proxy Statement and our Annual Report on Form 10-K for the year ended June 30, 2020.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE LIVE WEBCAST OF THE 2020 ANNUAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INLCUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU BY CONTACTING THE CORPORATE SECRETARY, IBIO, INC., 8800 HSC PARKWAY, BRYAN, TEXAS 77807, OR BY PHONE AT (979) 446-0027.

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TABLE OF CONTENTS

Page
PROXY STATEMENT	4
GENERAL INFORMATION	4
TABLE OF CONTENTS	5
ADDITIONAL INFORMATION ABOUT THESE PROXY MATERIALS SAND VOTING	6
PROPOSAL 1: ELECTION OF DIRECTORS	14
INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	18
INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS	19
DIRECTOR AND EXECUTIVE COMPENSATION FOR 2020 FISCAL YEAR	23
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	43
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS	45
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
AUDIT COMMITTEE REPORT	26
PROPOSAL 3: ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION	28
PROPOSAL 4: APPROVAL OF AN AMENDMENT (IN THE EVENT IT IS DEEMED BY THE BOARD TO BE ADVISABLE) TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 275,000,000 TO 425,000,000	29
PROPOSAL 5: APPROVAL OF THE IBIO, INC. 2020 OMNIBUS EQUITY INCENTIVE PLAN	31
PROPOSAL 6: ADJOURNMENT OF THE 2020 ANNUAL MEETING OF STOCKHOLDERS, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES IN FAVOR OF THE AMENDMENT PROPOSAL OR THE 2020 PLAN PROPOSAL	38
NO DISSENTERS’ RIGHT	49
ANNUAL REPORT/FORM 10-K	49
NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)	49
STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING	49
OTHER MATTERS	50

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ADDITIONAL INFORMATION ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors, is soliciting your proxy to vote at the 2020 Annual Meeting including at any postponement or adjournment thereof, to be held on Wednesday, December 9, 2020, beginning at 9:00 a.m., eastern time.

In light of ongoing developments related to coronavirus (COVID-19), after careful consideration, the Company has determined that the 2020 Annual Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance and participation while safeguarding the health and safety of our stockholders, directors and management team. You or your proxyholder will be able to attend and vote at the 2020 Annual Meeting online by visiting https://www.cstproxy.com/ibioinc/2020 and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the proxy statement.

You will not be able to attend the 2020 Annual Meeting in person.

Even if you plan to attend the live webcast of the 2020 Annual Meeting, we encourage you to submit a proxy in advance by using the internet, the designated toll free number or by mailing your proxy card so that your vote will be counted even if you later decide not to attend the virtual 2020 Annual Meeting.

The purpose of the 2020 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2020 Annual Meeting. The proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2020 (the “2020 Annual Report”), are being distributed and made available on or about November 9, 2020. As used in this Proxy Statement, references to “we,” “us,” “our,” “iBio” and the “Company” refer to iBio, Inc. and its subsidiaries.

If you do not have internet capabilities, you can listen only to the meeting by dialing + +1 415-655-0243 (standard rates apply) outside the United States and Canada 1-877-297-1744 (toll-free) (standard rates apply) when prompted enter the PIN number 65317324#. This is listen-only, you will not be able to vote or enter questions during the 2020 Annual Meeting.

Q:	Why am I receiving these materials?

A:	We have sent you these proxy materials because the Board of Directors of iBio is soliciting your proxy to vote at the 2020 Annual Meeting, including at any postponements or adjournments of the 2020 Annual Meeting.

Q:	Who can vote at the 2020 Annual Meeting?

A:	Only stockholders of record at the close of business on October 27, 2020, or the Record Date, will be entitled to vote at the 2020 Annual Meeting. On the Record Date, there were 180,287,751 shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on October 27, 2020 your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares or submit a proxy to have your shares voted. We urge you to fill out and return the enclosed proxy card or submit a proxy on the internet as instructed herein to ensure your vote is counted.

If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the live webcast of the 2020 Annual Meeting, go to https://www.cstproxy.com/ibioinc/2020, enter the 12-digit control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on October 27, 2020 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2020 Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Beneficial owners who wish to attend the live webcast of the 2020 Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the 2020 Annual Meeting. After contacting Continental Stock Transfer & Trust Company, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact Continental Stock Transfer & Trust Company at least five (5) business days prior to the meeting date in order to ensure access. Please allow up to 72 hours prior to the meeting for processing your control number.

Q:	What information is contained in the Proxy Statement?

A:	The information included in this Proxy Statement relates to the proposals to be considered and voted on at the 2020 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	How do I get electronic access to the proxy materials?

A:	This Proxy Statement and the Annual Report on Form 10-K for the year ended June 30, 2020.are available at www.ibioinc.com.

Q:	What items of business will be considered and voted on at the 2020 Annual Meeting?

A:	The six (6) items of business scheduled to be considered and voted on at the 2020 Annual Meeting are: (1) the election of our three (3) nominees named herein as Class III directors (the “Director Election Proposal”); (2) the ratification of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending on June 30, 2021 (the “Auditor Ratification Proposal”); (3) the approval of an advisory vote on executive compensation (the “Say-on-Pay Proposal”); (4) the approval of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 275,000,000 to 425,000,000 (the “Amendment Proposal”); (5) the approval of the iBio, Inc. 2020 Omnibus Equity Incentive Plan (the “2020 Plan Proposal”); and (6) the approval of an adjournment of the 2020 Annual Meeting, if the Board of Directors determines it to be necessary or appropriate to solicit additional proxies if there are not sufficient votes in favor of either the Amendment Proposal or the 2020 Plan Proposal above (the “Adjournment Proposal”).

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that you vote (1) FOR each of the three (3) Class III director nominees named herein for election to the Board of Directors; (2) FOR the Auditor Ratification Proposal; (3) FOR the Say-on-Pay Proposal; (4) FOR the Amendment Proposal; (5) FOR 2020 Plan Proposal; and (6) FOR the Adjournment Proposal, if necessary.

Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares owned by you as of the close of business on October 27, 2020, the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	How may I vote?

A:	You may either vote FOR each of the three (3) nominees to the Board of Directors or you may WITHHOLD your vote for any nominee you specify. You may not cumulate your votes in the Director Election Proposal. With respect to each of the other proposals, you may vote FOR, AGAINST, or ABSTAIN.

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The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may have your shares voted by proxy using the enclosed proxy card, or submit your proxy through the internet or submit your proxy on line at the 2020 Annual Meeting. We urge you to have your shares voted by proxy to ensure your vote is counted.

•	To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2020 Annual Meeting, the proxyholder will vote your shares as you direct.

•	To have your shares voted through a proxy submitted by the internet, go to https://www.cstproxy.com to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your internet proxy must be received by 11:59 p.m., Eastern Time on December 8, 2020 to be counted.

•	You or your proxyholder will be able to attend and vote at the 2020 Annual Meeting online by visiting https://www.cstproxy.com/ibioinc/2020 and using a control number assigned by Continental Stock Transfer & Trust Company.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a voting instruction form with these proxy materials from that organization rather than from iBio. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form. Internet voting may be available to beneficial owners. Please refer to the vote instruction form provided by your broker, bank or other nominee.

Q:	Who do I contact for technical support?

A:

Please visit the virtual meeting website located at www.cstproxy.com/ibio/2020 in advance of the 2020 Annual Meeting to ensure accessibility. Technical support in connection with the virtual meeting platform will be available by telephone at (917) 262-2373 beginning at 7:00 a.m. New York time on December 9, 2020 through the conclusion of the 2020 Annual Meeting.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. You should ensure that you have a strong Internet or telephone connection, as applicable, wherever you intend to participate in the 2020 Annual Meeting, and you should allow plenty of time to log in or call in and ensure that you can hear audio prior to the start of the 2020 Annual Meeting.

Q:	How many votes do I have?

A:	On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the close of business on October 27, 2020, the Record Date.

Q:	What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote at the 2020 Annual Meeting or by completing your proxy card or submitting your proxy through the internet, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1, 3 and 5 without your instructions, but may vote your shares on Proposals 2, 4 and 6 even in the absence of your instruction.

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Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:	If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, (1) FOR each of the three (3) nominees for Class III directors named herein; (2) FOR the Auditor Ratification Proposal; (3) FOR the Say-on-Pay Proposal; (4) FOR the Amendment Proposal; (5) FOR the 2020 Plan Proposal; and (6) FOR the Adjournment Proposal, if necessary. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

Q:	Can I change my vote or revoke my proxy?

A:

You may change your vote or revoke your proxy at any time before the final vote at the 2020 Annual Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at iBio, Inc., 8800 HSC Parkway, Bryan, Texas 77807; (2) submit a later-dated proxy (either by mail or internet), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; or (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date. You may also revoke your proxy by attending the 2020 Annual Meeting and voting at the meeting. Attendance at the 2020 Annual Meeting alone will not revoke your proxy.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker, bank or nominee.

Q:	Who can help answer my questions?

A:	If you have any questions about the 2020 Annual Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact the Corporate Secretary, iBio, Inc., 8800 HSC Parkway, Bryan, Texas 77807, or by phone at (979) 446-0027.

Q:	How are votes counted?

A:	In the election of directors, you may vote FOR each of the three (3) Class III director nominees named herein or you may direct your vote to be WITHHELD with respect to any one or more of the three (3) nominees.

With respect to the other proposals, you may vote FOR, AGAINST, or ABSTAIN.

If you provide specific instructions, your shares will be voted as you instruct.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the 2020 Annual Meeting requires a quorum. A quorum will be present if stockholders holding at least a majority of the issued and outstanding shares entitled to vote at the close of business on October 27, 2020 are present at the 2020 Annual Meeting in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy. Virtual attendance at the 2020 Annual Meeting constitutes presence in person for purposes of voting and quorum at the 2020 Annual Meeting. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the 2020 Annual Meeting. If you are a beneficial owner whose shares are held by a broker, bank or other nominee, you must instruct the broker, bank or nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on proposals on which brokers do not have discretionary authority (Proposals 1, 3 and 5). This is called a “broker non-vote.” Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the stockholders present or represented at the 2020 Annual Meeting and entitled to vote may adjourn the meeting to another date or if no stockholder is present any officer entitled to preside at or act as secretary of the meeting in order may adjourn the meeting to another date.

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Q:	What is the voting requirement to approve each of the proposals?

A:

If a quorum is present or represented by proxy at the 2020 Annual Meeting, the vote required to approve each of the proposals is as follows:

For the Director Election Proposal (Proposal 1) the three (3) Class III director nominees named herein receiving the highest number of FOR votes (from the holders of shares present or represented by proxy at the 2020 Annual Meeting and entitled to vote on the election of directors) will be elected. Only votes FOR or WITHHELD will affect the outcome. Abstentions and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes on the Director Election Proposal.

To be approved, the Ratification Proposal (Proposal 2) must receive the affirmative vote of the holders of shares of stock having a majority of the votes cast by the holders of all shares of stock present or represented and voting on that proposal at the 2020 Annual Meeting. Since abstentions are not votes cast, they will have no effect on this proposal. Broker non-votes, if any (although none are expected to exist in connection with Proposal 2 since this is a routine matter for which brokers have discretion to vote if beneficial owners do not provide voting instructions to the brokers) will have no effect on this proposal. Proposal 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board of Directors (the “Audit Committee”) or the Board of Directors. If our stockholders do not approve the Auditor Ratification Proposal, the Audit Committee will reconsider whether to retain that firm. Even if the Auditor Ratification Proposal is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of iBio and its stockholders.

To be approved, each of the Say-on-Pay Proposal (Proposal 3) and the Adjournment Proposal (Proposal 6) must receive the affirmative vote of the holders of shares of stock having a majority of the votes cast by the holders of all shares of stock present or represented and voting on that proposal at the 2020 Annual Meeting. Since abstentions on these proposals are not votes cast, they will have no effect on the vote on these proposals. Broker non-votes (although none are expected to exist in connection with the Adjournment Proposal since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions to the brokers) will have no effect on these proposals. The Say-on-Pay Proposal is advisory, and therefore not binding on us, the Compensation Committee or our Board of Directors. However, our Board and our Compensation Committee value the opinion of our stockholders and will consider our stockholders’ opinion when making future compensation decisions for our named executive officers.

To be approved, the Amendment Proposal (Proposal 4) must receive the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. Abstentions and broker non-votes if any (although none are expected to exist in connection with the Amendment Proposal since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions to the brokers) will have the same effect as a vote against the Amendment Proposal.

To be approved, the 2020 Plan Proposal (Proposal 5) must receive the affirmative vote of the holders of shares of stock having a majority of the votes cast by the holders of all shares of stock present or represented and voting on that proposal at the 2020 Annual Meeting. Under applicable NYSE rules, abstentions will be treated as votes cast with respect to this proposal and will have the same effect as a vote against the proposal. Broker non-votes are not votes cast and therefore will not affect the outcome of this vote.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matters to be submitted to our stockholders at the 2020 Annual Meeting are the Auditor Ratification Proposal, the Amendment Proposal and the Adjournment Proposal. If you do not direct your broker, bank or nominee how to vote on the Auditor Ratification Proposal, the Amendment Proposal and the Adjournment Proposal your broker, bank or nominee may exercise discretion and may vote your shares on that proposal in its discretion. None of our other proposals are routine matters. Accordingly, if you do not direct your broker, bank or other nominee how to vote for a director in Director Proposal or how to vote for the Say-on-Pay Proposal or the 2020 Plan Proposal your broker, bank or nominee may not exercise discretion and may not vote your shares on that proposal.

We encourage you to vote FOR each of the Class III director nominees named in the Director Election Proposal and FOR each of the Auditor Ratification Proposal, the Say-on-Pay Proposal, the Amendment Proposal, the 2020 Plan Proposal and the Adjournment Proposal.

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Q:	What should I do if I receive more than one proxy statement?

A:	You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the 2020 Annual Meeting?

A:	We intend to announce preliminary voting results at the 2020 Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2020 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2020 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if additional matters are presented at the 2020 Annual Meeting?

A:	Other than the six (6) items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2020 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Thomas F. Isett, our Chief Executive Officer and Chairman of the Board and Robert B. Kay, our Interim Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2020 Annual Meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our Common Stock that is issued and outstanding as of the close of business on October 27, 2020, the Record Date, is entitled to be voted on all items being voted on at the 2020 Annual Meeting, with each share being entitled to one vote on each matter. As of the close of business on the Record Date, 180,287,751 shares of Common Stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within iBio or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2020 Annual Meeting?

A:	The Board of Directors is making this solicitation on behalf of iBio, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. In addition, we have retained D. F. King & Co., Inc. to aid in the solicitation of proxies for this year. We will pay D. F. King & Co., Inc. fees of not more than $7,500 plus expense reimbursement for its services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing.

Q:	When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A:	To be considered for inclusion in next year’s Annual Meeting proxy materials pursuant to Securities and Exchange Commission (“SEC”) Rule 14a-8, your proposal must be submitted in writing by July 12, 2021, to the attention of the Corporate Secretary in writing at iBio, Inc., 8800 HSC Parkway, Bryan, Texas 77807. If you wish to submit a proposal (including a director nomination) at the meeting that is not intended to be included in next year’s proxy materials prepared by iBio, you must do so in accordance with iBio’s first amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations, including different submission date requirements, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). See also “Stockholder Proposals for the 2021 Annual Meeting” elsewhere in this Proxy Statement.

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PROPOSAL 1

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION

OF THESE NOMINEES AS DIRECTORS

The Board of Directors currently consists of nine (9) directors and is divided into three classes. Each class serves for a term ending at the third annual meeting of stockholders following the election of such class, with the terms of office of the respective classes expiring in successive years. Directors in Class III will stand for election at the 2020 Annual Meeting, directors in Class I will stand for election at the 2021 annual meeting of stockholders and directors in Class II will stand for election at the 2022 annual meeting of stockholders. The terms of office of directors in Class I, and Class II do not expire until the annual meetings of stockholders held in 2021 and 2022, respectively. Vacancies on the Board of Directors may be filled only a majority of the remaining directors, even if such directors do not constitute a quorum. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

At the 2020 Annual Meeting, our stockholders will consider and vote upon the election of the three (3) Class III nominees: Seymour Flug, John D. McKey, Jr., and Gary Sender, to continue to serve as Class III directors. If re-elected, these nominees will serve for a term ending at our 2023 annual meeting of stockholders. Our Board of Directors believes that all of our current directors, including the three (3) nominees for election, possess personal and professional integrity, good judgment, a high level of ability and business acumen.

Each nominee has agreed to serve if elected and we have no reason to believe that any nominee will be unable to serve if elected. If any nominee becomes unavailable for election as a result of an unexpected occurrence, proxies will be voted FOR the election of a substitute nominee proposed by our Board of Directors or for election of only the remaining nominees.

Unless authority to do so is withheld, shares represented by executed proxies will be voted FOR the election of each of the director nominees. Proxies cannot be voted for a greater number of persons than the number of nominees standing for election. Since three (3) directors are to be elected at the 2020 Annual Meeting, the three (3) nominees for director who receive the highest number of affirmative votes for election will be elected as Class III directors. Cumulating votes is not permitted in connection with the election of directors.

The name, age, class, title and years of service, principal occupation and business experience and certain other information for each Class III director nominee is set forth below.

Name	Age	Position	Director Since	Term Expires

Seymour Flug	84	Class III Director	December 2012	2023

John D. McKey, Jr.	77	Class III Director	August 2008	2023

Gary Sender	58	Class III Director	October 2020	2023

Seymour Flug has been a director of the Board since December 2012. He also served as the Chair of the Board and Chief Executive Officer of Diners Club International and a Managing Director of Citibank, prior to retiring. Prior to joining Citibank, Mr. Flug served as Senior Vice President of Hess Oil Company. Mr. Flug began his career as Certified Public Accountant at Deloitte & Touche, a predecessor to the firm now known as Deloitte. Mr. Flug received his B.B.A. from Baruch College. Mr. Flug’s experience leading a multinational company and his experience as a certified public accountant allow him to offer us unique perspectives on global business opportunities, best business practices and additional audit expertise. Mr. Flug is qualified as an “audit committee financial expert” as defined in Regulation S-K Item 407(d)(5)(ii). We believe that Mr. Flug is able to make valuable contributions due to his extensive executive and financial leadership in his current and former positions.

John D. McKey, Jr. has served as a member of our Board since we became a publicly traded company in August 2008. He has also served as of counsel at McCarthy, Summers, Bobko, Wood, Sawyer & Perry, P.A. (“McCarthy”) in Stuart, Florida from 2003 until 2016 and is now retired. He previously was a partner of McCarthy from 1987 through 2003. From 1977 to 1987, Mr. McKey was a partner at Gunster Yoakley in Palm Beach, Florida. Mr. McKey received his B.B.A at the University of Georgia and his J.D. from the University of Florida College of Law. Mr. McKey’s extensive experience representing private and public companies operating in varied business sectors brings our Board insights and acumen to best corporate practices and implementation of strategic and financial plans.

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Gary Sender was appointed as a member of our Board in October 2020 and currently serves as the Chair of the Audit Committee of the Board and as a member of our Compensation Committee. Mr. Sender is a senior executive and board member with more than 25 years of financial leadership experience at both large, multi-national pharmaceutical and early-stage biotechnology companies. He has served as the Chief Financial Officer of Nabriva Therapeutics plc (NASDAQ:NBRV), a commercial-stage publicly traded biopharmaceutical company engaged in the commercialization and development of innovative anti-infective agents to treat serious infections since May 2016. Prior to joining Nabriva, Mr. Sender was Executive Vice President and Chief Financial Officer of Synergy Pharmaceuticals Inc. from November 2015 to April 2016. Mr. Sender also previously served as Shire Plc’s (“Shire”) Senior Vice President of Finance supporting its Specialty Pharmaceuticals business and subsequently its Global Commercial businesses from August 2009 to June 2015. Prior to joining Shire, Mr. Sender served as the Chief Financial Officer of Tengion, Inc., a regenerative medicine company, from August 2004 to July 2009. Mr. Sender also spent over 15 years in several leadership roles within Merck & Co. Inc., a pharmaceutical company. Mr. Sender currently serves on the Board of Directors of Harmony Biosciences (Nasdaq: HRMY) and Chairs their Audit Committee and is a member on their Compensation Committee and also serves on the Board of Directors of Schrödinger, Inc (NASDAQ:SDGR) and Chairs their Audit and Compensation Committees. He holds a bachelor’s degree in Finance and Information Systems from Boston University and a Master of Business Administration from Carnegie Mellon University. Mr. Sender is qualified as an “audit committee financial expert” as defined in Regulation S-K Item 407(d)(5)(ii). The Company believes Mr. Sender’s experience as a board member and financial executive of both public and private companies in the life sciences industry and his management experience will be a valuable addition to the Board and the Company.

Continuing Directors

The directors who are serving terms that end following the 2020 Annual Meeting and their ages, position, length of service on the Board of Directors and the expiration of their respective terms are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since	Term Expires

Class I Directors

General (Ret.) James T. Hill	74	Class I Director	August 2008	2021

Thomas F. Isett	55	Chairman of the Board (Class I Director) and Chief Executive Officer	April 2019	2021

Robert B. Kay	80	Interim Secretary, Interim Treasurer and Class I Director	August 2008	2021

Class II Directors

Linda W. Armstrong, M.D.	57	Class II Director	October 2020	2022

Glenn Chang	72	Class II Director	August 2008	2022

Alexandra Kropotova	48	Class II Director	October 2020	2022

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Class I Directors

General (Ret.) James T. Hill has served as a member of our Board since we became a publicly traded company in August 2008 and was appointed the Presiding Director of the Board in October 2020. He was the commander of United States Southern Command from 2002 until his retirement in 2004. In this role he led all U.S. military forces and operations in Central America, South America and the Caribbean, working directly with U.S. Ambassadors, foreign heads of state, key Washington decision-makers, foreign senior military and civilian leaders in implementing United States policy. General Hill’s experience in developing strategic plans and his insights regarding the conduct of business affairs in Central and South America is a key resource for us. General Hill is the founder of the J.T. Hill Group, a consulting organization specializing in strategic leadership and international security.

Thomas F. Isett was appointed as Chief Executive Officer and Executive Co-Chair effective March 10, 2020 and was appointed as Chair of the Board effective June 12, 2020 and has served as a member of the Board since April 2019. In 2015, he founded i.e. Advising LLC, a management and strategy consulting firm, that advised Fortune 500 companies, private equity firms, biotechnology companies, and standard-setting organizations on key strategy, M&A, and intellectual property decisions in life sciences . Prior to founding i.e. Advising, Mr. Isett held leadership roles for bioprocess product and service businesses over his 25 combined years with GE, Lonza, and BD. Mr. Isett was the founder and Vice President of Becton Dickinson’s BD Advanced Bioprocessing business, which he led from inception to over $60 million in revenues by 2009. At Lonza, he contributed to the rapid growth of the cell & gene therapy CDMO as Head of Cell Processing Technologies. Notably, while with GE Life Sciences, he accelerated growth for the North American BioProcess business via the introduction of an integrated solutions strategy, along with new commercial and operating mechanisms to support execution. We believe that Mr. Isett is able to make valuable contributions to our Board of Directors due to his extensive management and corporate development experience in the life sciences brings our board insights and acumen.

Robert B. Kay served as our Executive Chair and Chief Executive Officer from August 2008 to March 2020, as Executive Co-Chair from March 2020 through June 2020, and has served as a director of the Board since August 2008. In September 2020, Mr. Kay was appointed as our Interim Secretary and Interim Treasurer. Previously, Mr. Kay was a founder and senior partner of the New York law firm of Kay Collyer & Boose LLP, with a particular focus on mergers and acquisitions and joint ventures. Mr. Kay received his B.A. from Cornell University’s College of Arts & Sciences and his J.D. from New York University Law School. Given his years of service with the Company and his prior experience, we believe that Mr. Kay has an excellent understanding of our business and the global markets in which we operate and those in which we anticipate operating in the future and therefore is able to make valuable contributions to our Board of Directors.

Class II Directors

Linda W. Armstrong was appointed as a member of the Board in October 2020 and serves on the newly formed Science and Technology Committee of the Board. Dr. Armstrong is an accomplished biopharmaceutical executive with more than 20 years of experience in respiratory diseases and therapeutics. Since 2016, she has served as the Global Head of the Respiratory Development Unit at Novartis (SWX:NOVN), where she is responsible for the development of therapies to treat patients with respiratory and allergic conditions. Dr. Armstrong served in a variety of roles at Novartis since 2007, including the Head of Clinical Development & Medical Affairs, Cell and Gene Therapy and Global Head of Patient Safety. Prior to joining Novartis between 2001-2007, she served as Medical Safety Director and subsequently as Senior Director, Medical Affairs at Pfizer, Inc. (NYSE:PFE). Dr. Armstrong also served as Group Director, Respiratory Diseases at the Schering Plough Research Institute. As a Board-Certified Pulmonologist and Internist, Dr. Armstrong served on the faculty of New York University Medical Center prior to joining Schering-Plough. She received her medical degree from Yale University School of Medicine, New Haven, Connecticut and her Bachelor’s Degree from Harvard University, Cambridge, Massachusetts. The Company believes Dr. Armstrong’s experience and knowledge as a medical professional and her experience in various leadership roles in successful pharmaceutical companies and biologics will be a valuable addition to the Board and the Company.

Glenn Chang has served as a director on the Board since August 2008 and was the chair of the Audit Committee from 2008 through October 2020. He is also currently employed in the finance department of Singer Vehicle Design, a private company in the business of automotive design and restoration and has served as the Chief Financial officer of Singer Vehicle Design from February 2014 until November 2019. Mr. Chang served as the Chief Financial Officer of Alma Bank, a New York headquartered bank with over $900 million of assets and 13 branches in the New York City Metropolitan area from late 2012 to February 2014. Before joining Alma, from 1999 to 2012, Mr. Chang served as a founder, Director, Chief Financial Officer and consultant to First American International Bank which was the largest locally owned Chinese American Bank. Prior to that he spent 20 years at Citibank, N.A. as Vice President. Mr. Chang is a retired Certified Public Accountant. Mr. Chang’s extensive executive and financial leadership in his current and former positions and his training and experience as a Certified Public Accountant adds vital expertise to our Board of Directors and our Audit Committee in the form of financial understanding, business perspective and audit expertise. Mr. Chang is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii). We believe that Mr. Chang is able to make valuable contributions to our Board of Directors due to his extensive executive and financial leadership in his current and former positions.

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Alexandra Kropotova was appointed as a member of our Board in October 2020 and currently serves as a member of the newly formed Science and Technology Committee of the Board. Dr. Kropotova is a biopharmaceutical executive with expertise in all phases of global clinical development, translational medicine and medical affairs. Since 2016, she has served as Vice President, Global Specialty R&D, Respiratory & Inflammation Therapeutic Area at Teva Pharmaceuticals (TASE:TEVA), where she leads the design and execution of global clinical development programs, the majority of which are biologic candidates for pulmonary, chronic inflammatory or autoimmune indications. Prior to joining Teva, between 2007-2016, Dr. Kropotova served in various roles at Sanofi (EPA:SAN), including Vice President, Strategy & Strategic Planning Head, North American Medical Affairs; Associate Vice President and subsequently Vice President, Immuno-Inflammation, Global R&D; and Senior Medical Director, Respiratory, Allergy & Anti-Infectives. Prior to joining Sanofi, she served in various roles at Pfizer Inc. (NYSE:PFE) from 2002-2007, most recently as Director & Head of Global Clinical Respiratory and Analgesics. Dr. Kropotova received her Master of Business Administration Degree from Ohio University Graduate School of Business, Athens, Ohio, and her Medical Degree in Internal Medicine from the Vladivostok State Medical University, Vladivostok, Russia. The Company believes Dr. Kropotova’s experience and knowledge as a medical professional and biologics development experience across multiple therapeutic areas along with her experience in various leadership roles in successful pharmaceutical companies, will be a valuable addition to the Board and the Company.

Family Relationships

There are no family relationships among any of our directors or executive officers.

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EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Below is certain information regarding our current executive officers who are not serving as directors.

Name	Age	Position	Served as an Officer Since
Robert L. Erwin	67	President	August 2008
John Delta	58	Principal Accounting Officer	October 2020

Robert L. Erwin has been our President since we became a publicly traded company in August 2008. Mr. Erwin led Large Scale Biology Corporation from its founding in 1988 through 2003, including a successful initial public offering in 2000, and continued as non-executive Chair until 2006. He served as Chair of Icon Genetics AG from 1999 until its acquisition by a subsidiary of Bayer AG in 2006. Mr. Erwin recently served as Managing Director of Bio-Strategic Directors LLC, providing consulting services to the life sciences industry. He is currently Chair of Novici and a Director of Oryn Therapeutics. Mr. Erwin’s non-profit work focuses on applying scientific advances to clinical medicine, especially in the field of oncology. He is co-founder, President and Director of the Marti Nelson Cancer Foundation, Oncology. Mr. Erwin received his BS degree with Honors in Zoology and an MS degree in Genetics from Louisiana State University.

John Delta was appointed the Principal Accounting Officer of the Company effective October 1, 2020 and Principal Financial Officer on October 13, 2020. He has served as a consultant to the Company since July 13, 2020. Mr. Delta also serves (from November 2016 to the present) as Managing Partner, Mid-Atlantic of TechCXO LLC, a professional services firm that provides experienced, C-Suite professionals to deliver strategic and functional consulting services. From February 2011 to June 2016, he served as Chief Operating Officer of Management CV Inc., where he was responsible for all operational aspects of the business, including HR, Product Management, E-Commerce, Global Research and day to day Operations. From February 2010 to February 2011, Mr. Delta served as Co-Founder/Chief Financial Officer of JJAB Holdings, LLC, where he was responsible for Finance and Operations for this private-equity-backed startup in the direct response marketing space. He also served as Chief Financial Officer of Edison Worldwide, LLC from December 2008 to January 2010, where he led all accounting and strategic finance initiatives for this high growth Direct Response Marketing firm. From March 2006 to October 2008, Mr. Delta served as Chief Financial Officer of DoublePositive Marketing Group, Inc., where he built the accounting and finance functions for this high growth VC-backed firm. From October 2003 to December 2005, he served as Executive Vice President and Chief Operating Officer of Hemscott Group, PLC, a private-equity-backed roll-up in the financial information space. Mr. Delta led post-merger integration and operations for this global firm (US, UK and India) and he was instrumental in developing the successful exit strategy of splitting the firm in two and selling the retail component to Morningstar and the institutional piece to KKR. Mr. Delta also served as Vice President, General Manager of The Nasdaq Stock Market for almost 10 years, where he developed the business plan for, and then ran, the e-commerce group. Prior to working at Nasdaq, Mr. Delta worked as an Associate at McKinsey & Co. where he primarily worked with the Financial Institutions Group on strategic technology engagements and as a Manager at Deloitte & Touche where he focused on Financial Services. Mr. Delta holds a B.A. and a Master of Business Administration (MBA) from the University of Virginia. Since July 2020, Mr. Delta has been providing financial consulting services to the Company under a Consulting and Services Agreement by and between the Company and TechCXO LLC, dated July 8, 2020.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

Our Common Stock is listed on the NYSE American LLC (“NYSE American”). Under the NYSE American listing standards, independent directors must comprise a majority of a listed company’s Board of Directors and all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the NYSE American listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or (ii) be an affiliated person of the listed company or any of its subsidiaries.

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The Board of Directors undertook a review of the independence of the members of the Board of Directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, the Board of Directors has determined that all of our current directors, except Thomas Isett, due to his current position as Chief Executive Officer of our company, and Mr. Robert B. Kay due to his current transition agreement and former employment as the Chief Executive Officer and Executive Co-Chair of the Company, is “independent” as that term is defined under the rules of the NYSE American. As a result, each of Dr. Linda W. Armstrong, Glenn Chang, Seymour Flug, General James T. Hill, Dr. Alexandra Kropotova, John D. McKey, and Gary Sender, is deemed to be “independent” as that term is defined under the rules of the NYSE American.

In making these determinations, the Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of capital stock by each non-employee director, and the transactions involving them described in the section of this proxy statement entitled “Transactions with Related Persons, Promoters and Certain Control Persons—Certain Related-Person Transactions—Independence of the Board of Directors.”

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has the authority to appoint committees to perform certain management and administration functions. During the year ended June 30, 2020, the Board of Directors had three (3) standing committees: an Audit Committee, a Compensation Committee and Nominating and Corporate Governance Committee. In October 2020, we also formed a Science and Technology Committee. The Board of Directors may establish other committees to facilitate the management of our Company’s business, including ad hoc committees to address particular matters. The composition and functions of each standing committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

All of the committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, the NYSE American and the SEC, rules and regulations as further described below. The charters for the Audit, Compensation and Nominating and Corporate Governance committees are available on our website at www.ibioinc.com. The Charter for the Science and Technology Committee will be available on our website when approved by our Board. Information contained on or accessible through our website is not a part of this proxy statement and the inclusion of such website address in this proxy statement is an inactive textual reference only.

Committees of the Board of Directors

The table set forth below shows the directors who are currently members or Chair of each of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and the Science and Technology Committee. From time to time, the Board of Directors may also establish ad hoc committees to address particular matters.

Name	Audit	Compensation	Nominating and Corporate Governance	Science and Technology Committee
Thomas F. Isett*	—	—	—	—
General James T. Hill**	—	Chair	Member	—
Linda Armstrong	—	—	—	Member
Glenn Chang	Member		Chair	—
Seymour Flug	Member	—	—	—
Robert B. Kay	—	—	—	—
Alexandra Kropotova	—	—	—	Member
John D. McKey	—	Member	—	—
Gary Sender	Chair	Member	—

*Mr. Isett serves as the Chair of the Board of Directors

**General James T. Hill serves as the Presiding Director of the Board of Directors

Below is a description of each committee of the Board of Directors.

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Audit Committee

The Audit Committee of the Board of Directors makes recommendations regarding the retention of the Company’s independent public accounting firm, monitors the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance, oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, oversees the Company’s compliance with legal and regulatory requirements and provides an avenue for, and encourages open dialogue and communication among the independent registered public accounting firm, management and the Board. The Audit Committee monitors the qualifications and performance of the Company’s independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm's independence. The Audit Committee has a charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee charter is available on our website at www.ibioinc.com. The Audit Committee consists of three independent directors as determined by NYSE American listing standards: Gary Sender (Audit Committee Chair), Glenn Chang and Seymour Flug. Messrs. Sender, Chang and Mr. Flug are each qualified as an “audit committee financial expert” as defined in Regulation S-K Item 407(d)(5)(ii).

Compensation Committee

The Compensation Committee of the Board of Directors assists the Board in the discharge of the Board’s responsibilities relating to compensation of the Company’s executive officers and directors, reviews and approves compensation plans, policies and programs intended to attract, retain and appropriately reward executive officers and other employees and reviews and approves incentive compensation and equity-based plans, including grants and or awards under such plans. The Compensation Committee also considers other matters as may, from time to time, be referred to them by our Board of Directors. The Compensation Committee has a charter which is available on our website at www.ibioinc.com. The members of the Compensation Committee are General James T. Hill (Compensation Committee Chair), John D. McKey, Jr. and Gary Sender, all of whom are independent directors as determined by NYSE American listing standards.

The Compensation Committee has retained an independent consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), to assist with evaluating compensation programs, practices, and governance. FW Cook provides the Compensation Committee with analysis and advice pertaining to the design of our executive and director compensation program, including competitive market analyses, explanation of current and developing best practices, and regulatory changes.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was formed to identify and recommend to the Board qualified candidates for election, nomination or appointment to the Board, to review and evaluate information available to it regarding candidates proposed by stockholders, to develop and recommend to the Board a set of corporate guidelines applicable to the Company and periodically review and update those guidelines as well as the charters for each of the committees of the Board and to oversee an annual evaluation of the Board and executive management to determine whether it and its committees are functioning effectively. The Nominating Committee has a charter which is available on our website at www.ibioinc.com. The Nominating and Corporate Governance Committee currently consists of two independent directors: Glenn Chang (Nominating and Corporate Governance Committee Chair) and General James T. Hill.

Our directors take a critical role in guiding our strategic direction and oversee the management of our company. Board candidates, including those candidates proposed by stockholders, are considered based upon various criteria and principles which the Nominating and Corporate Governance Committee, in consultation with the Chairman and Chief Executive Officer develop. The set of criteria and principles are submitted to the Board for approval. The criteria and principles used includes, but is not limited to, a candidate’s broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders, other time commitments and personal integrity and judgment.

The Board believes given the diverse skills and experience required to grow our company that the input of all members of the Nominating and Corporate Governance Committee is important for considering the qualifications of individuals to serve as directors but does not have a diversity policy. Further, the Nominating and Corporate Governance Committee believes that the minimum qualifications for serving as our director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of our business and affairs and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. Whenever a new seat or a vacated seat on the Board is being filled, candidates that appear to best fit the needs of the Board and our Company are identified and unless such individuals are well known to the Board, they are interviewed and further evaluated by the Nominating and Corporate Governance Committee. Candidates selected by the Nominating and Corporate Governance Committee are then recommended to the full Board for their nomination to stockholders or election by the Board itself in the case of vacancies being filled. The Nominating and Corporate Governance Committee recommends a slate of directors for election at our annual meeting of stockholders. In accordance with NYSE American rules, the slate of nominees is approved by a majority of the independent directors. in evaluating an incumbent director whose term of office is set to expire, the Nominating and Governance Committee reviews such director’s overall service to the Company during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by such director during his term

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In carrying out its responsibilities, our board and the Nominating and Corporate Governance Committee will consider candidates suggested by stockholders. In considering any person recommended by one of our stockholders, the Nominating and Corporate Governance Committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the Board of Directors. If a stockholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our First Amended and Restated Bylaws. Suggestions for candidates by stockholders to be evaluated by the Nominating and Corporate Governance Committee must be sent to Secretary, iBio, Inc., 8800 HSC Parkway, Bryan, Texas 77807.

Science and Technology Committee

Our newly formed Science and Technology Committee is responsible for periodically reviewing and advising the Board on the Company’s strategic direction and investment in research and development and technology (“R&D”). The Science and Technology Committee will oversee key aspects of our internal and external investments and identifying and discussing significant emerging terns and issues in the science and technology field that is pertinent to us and our business and considering the potential impact of such developments on our Company. While the Board has not yet approved a charter for the Science and Technology Committee, such charter, when approved, will be available on our website at www.ibioinc.com. The Science and Technology Committee is comprised of Drs. Armstrong and Kropotova.

Finance Committee

During the year ended June 30, 2020, the Board of Directors also formed a Finance Committee in order to consider, negotiate and approve various finance transactions. The Finance Committee was comprised of Mr. Isett, Mr. Kay, Mr. Flug and Mr. Chang.

Board Leadership Structure

Our Chief Executive Officer, Mr. Isett, also serves as the Chair of our Board of Directors. Effective October 8, 2020, the Board appointed General Thomas Hill as the Presiding Director of the Board. The Presiding Director is responsible for facilitating communication with the Chair of the Board and management, to organize the activities of the other non-executive directors, to enhance governance processes, and to serve such other duties and responsibilities as the Board may determine and pursuant to the Presiding Director Charter. We believe the combination of Mr. Isett as our Chair of the Board and an independent director as our Presiding Director is an effective structure for our Company. The division of duties and the additional avenues of communication between the Board and our management associated with this structure provide the basis for the proper functioning of our Board and its oversight of management.

Our Chair, when present, presides over all meetings of our Board. We believe this leadership structure is appropriate for our Company at this time because (1) of our size, (2) of the size of our Board, (3) our Chief Executive Officer is responsible for our day-to-day operation and implementing our strategy, and (4) discussion of developments in our business and financial condition and results of operations are important parts of the discussion at meetings of our Board of Directors and it makes sense for our Chief Executive Officer to chair those discussions.

Risk Oversight

Our Board of Directors oversees our risk management. This oversight is administered primarily through the following:

•	Our Board’s review and approval of our business strategy, including the projected opportunities and challenges facing our business;

•	At least quarterly review of our business developments and financial results;

•	Our Audit Committee’s oversight of our internal controls over financial reporting and its discussions with management and the independent registered public accountants regarding the quality and adequacy of our internal controls and financial reporting; and

•	Our Board’s review and recommendations regarding our executive officer compensation and its relationship to our business objectives and goals.

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Meetings of the Board of Directors and Committees

During the fiscal year ended June 30, 2020, our Board of Directors held eight meetings in person or by telephone. The Audit Committee held five meetings in person or by telephone and the Finance Committee held four meetings in person or by telephone. The Nominating and Corporate Governance Committee and the Compensation Committee did not hold any meetings in person or by telephone during the fiscal year ended June 30, 2020. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of the committees on which such director serves. Three of our directors attended our 2019 Annual Meeting of Stockholders.

Although we do not have a policy with regard to board members’ attendance at our annual meetings of stockholders, all of the directors are encouraged to attend such meetings.

Stockholder Communications with the Board of Directors

Interested parties may communicate with the Board of Directors or specific members of the Board of Directors, including the independent directors and the members of the Audit Committee or any other committee of the Board, by submitting correspondence addressed to the Board of Directors of iBio, Inc. c/o any specified individual director or directors at 8800 HSC Parkway, Bryan, Texas, 77807. Any such correspondence will be forwarded to the indicated directors. All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients, and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in Heat for review and possible response.

Code of Ethics

We have adopted a written code of business conduct and ethics within the meaning of Item 406 of SEC Regulation S-K, which applies to all of our employees, including our Chief Executive Officer, a copy of which can be found on our website at www.ibioinc.com. If we make any waivers or substantive amendments to the code of ethics that are applicable to our principal executive officer or our Chief Financial Officer, we will disclose the nature of such waiver or amendment in a Current Report on Form 8-K in a timely manner. No waivers from any provision of our policy have been granted.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership in the Company’s securities. Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, filed electronically with the SEC during the year ended June 30, 2020, the Company believes that all Section 16(a) filings applicable to its directors, officers, and 10% stockholders were filed on a timely basis, except that Thomas Isett filed three late Forms 4 with a total of eight transactions and Robert L. Erwin filed one late Form 4 with three transactions.

Prohibitions on Hedging and Pledging

The Company’s Insider Trading Policy prohibits directors, officers and employees from (1) pledging Company securities that involves pledging (or hypothecating) Company securities as collateral for a loan and (2) engaging in hedging or monetization transactions, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, and may permit a holder to continue to own Company securities but without the full risks and rewards of ownership.

The Company’s Insider Trading Policy also provides that no director, officer or employee (or any other person, such as a consultant or contractor, designated by the Company as subject to the Inside Trading Policy) may engage in any of the following activities with respect to the Company’s securities:

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•	trading in the Company’s securities on a short-term basis (i.e., shares of the Company’s Common Stock purchased in the open market must be held for a minimum of six months and ideally longer; however, this rule does not apply to sales made following the exercise of options that were granted by the Company or to sales of shares purchased through the Company’s equity incentive plans);

•	purchases of Company securities on margin;

•	short sales of the Company’s securities; and

•	buying or selling puts or calls on Company securities.

None of our directors or named executive officers or other executive officers has currently pledged any Company securities.

To date, the Board has not approved any exceptions for hedging transactions and does not currently anticipate any situation where it would do so in the future.

DIRECTOR COMPENSATION FOR 2020 FISCAL YEAR

Compensation for our non-employee directors had historically consisted of a grant of stock options vesting over a three-year period and additional cash compensation. In the fiscal year ended June 30, 2020, we did not grant any stock options and the sole compensation for non-employee directors was cash compensation. In October 2020, following a review by the independent consultant to the Compensation Committee, we adopted a non-employee director compensation policy described below. Directors who are also our employees receive no additional compensation for their services as directors.

Director Compensation Table

The following table sets forth summary information concerning the total compensation paid to our non-employee directors for services to the Company during the fiscal year ended June 30, 2020:

Director	Fees Earned or Paid in Cash	Option Awards (1)(2)	Total
General James T. Hill	$39,996	—-	39,996
Glenn Chang	18.750	—-	18,750
John D. McKey	18,750	—-	18,750
Philip K. Russell(3)	18,750	—-	18.750
Seymour Flug	18,750	—-	18.750
Total:	$114,996	—-	114,996

(1)	No awards were granted during the fiscal year ended June 30, 2020.
(2)	The aggregate number of stock options outstanding for each non-employee director was as follows as of June 30, 2020: Gen. Hill 86,750 (86,750 vested), Mr. Chang 91,250 (91,250 vested), Mr. McKey 94,250 (94,250 vested), Dr. Russell 84,500 (84,500 vested) and Mr. Flug 75,500 (75,500 vested).
(3)	Dr. Russell resigned as a member of the Board of Directors on October 19, 2020.

Subsequent to June 30, 2020, Dr. Armstrong, Dr. Kropotova and Mr. Sender were appointed to the Board of Directors and upon appointment they each were granted nonqualified stock options to purchase 100,000 shares of the Company’s Common Stock, vesting in equal monthly installments over a 36 month period, issued pursuant to the iBio, Inc. 2018 Omnibus Incentive Compensation Plan and each will receive cash fees in accordance with the policy described below.

Non-Employee Director Compensation Policy

In October 2020, we adopted a non-employee director compensation policy which provides for both cash compensation and equity compensation to non-employee directors. Under this policy, we pay each of our non-employee directors a cash retainer for service on the Board of Directors and for service on each committee on which the director is a member. The chair of each committee receives an additional cash retainer for such service. These retainers are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on the Board of Directors.

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The cash retainers to be paid to non-employee Directors for service on the Board of Directors and for service on each committee of the Board is as follows:

	Member Annual Service Retainer	Chair Annual Service Retainer
Board	$40,000	$15,000	*
Audit Committee	$7,500	$17,500
Compensation Committee	$5,000	$15,000
Nominating and Corporate Governance Committee	$4,000	$10,000
Science and Technology Committee	$7,500	$17,500

*Represents the fee for the Presiding Director

Upon initial election to the Board, each new non-employee director receives a one- time grant of an option to purchase 100,000 shares of Common Stock vesting over 36 months. In addition, on the date of each annual meeting of stockholders held after the 2020 Annual Meeting, each non-employee director that continues to serve as a non-employee member on the Board of Directors will receive options to purchase shares of Common Stock equal to 0.05% of the Common Stock outstanding on such date, vesting 1/12th per month with full vesting, if not fully vested at such time, on the date of our next annual meeting of stockholders. Directors have been and will continue to be reimbursed for expenses directly related to their activities as directors, including attendance at Board and committee meetings.

Vote Required

A plurality of the shares present or represented by proxy at the 2020 Annual Meeting and entitled to vote on the election of directors will be required to elect Board nominees. Abstentions and broker non-votes, if any, are not votes cast and will have no effect on the election of directors. Provided that a quorum is present, the three (3) nominees receiving the three (3) highest number of affirmative votes cast at the 2020 Annual Meeting will be the elected as our directors. Stockholders cannot vote for a greater number of persons than the number of nominees named. The cumulation of votes in the election of directors is not permitted

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE-LISTED NOMINEES.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed CohnReznick LLP, an independent registered accounting firm, to audit the books and financial records of the Company for the year ending June 30, 2021. iBio is asking its stockholders to ratify the appointment of CohnReznick LLP as iBio’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

A representative of CohnReznick LLP is expected to be present either virtually or via teleconference at the 2020 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Vote Required

The affirmative vote of the holders of shares having a majority of the votes cast by the holders of the shares present or represented and voting at the 2020 Annual Meeting will be required to approve the ratification of the appointment of iBio’s registered public accounting firm for the fiscal year ending June 30, 2021. Abstentions and broker non-votes, if any (although none are expected to exist in connection with this Proposal since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions to the brokers) are not votes cast and will have no effect on the vote for the proposal. Ratification of the appointment of CohnReznick LLP by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2020 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF COHNREZNICK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING JUNE 30, 2021.

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AUDIT COMMITTEE REPORT1

The Audit Committee of the Board of Directors of iBio, Inc., a Delaware corporation (“iBio”), comprised of the previous members, Glenn Chang and Seymour Flug, reviewed and discussed iBio’s audited consolidated financial statements as of and for the year ended June 30, 2020 with the management of iBio and CohnReznick LLP, iBio’s independent registered public accounting firm. Further, such Audit Committee discussed with CohnReznick LLP the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of iBio’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from CohnReznick LLP required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to CohnReznick LLP’s independence from iBio, and has discussed with CohnReznick LLP its independence from iBio. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to iBio is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from iBio and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining CohnReznick LLP’s independence. The Audit Committee also reviewed management’s report on its assessment of the effectiveness of iBio’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of iBio’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with the standards of the PCAOB or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee, comprised of the current members Gary Sender, Glenn Chang and Seymour Flug, and the Board of Directors approved, that iBio’s audited consolidated financial statements for the year ended June 30, 2020 and management’s assessment of the effectiveness of iBio’s internal control over financial reporting be included in iBio’s Annual Report on Form 10-K for the year ended June 30, 2020, for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved the appointment of CohnReznick LLP as iBio’s independent registered public accounting firm for the year ending June 30, 2021.

Submitted by the Audit Committee of the Board of Directors.

Members of the Audit Committee:

Gary Sender (Chair)
Seymour Flug
Glenn Chang

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of iBio, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Fees Paid to the Independent Registered Public Accounting Firm

The following table represents aggregate fees billed to us by CohnReznick:

	For the Year Ended June 30,
	2020	2019
Audit Fees	$210,440	$164,000
Audit-related Fees	—	—
Tax Fees	—	—
Other Fees	95,989	6,865
Total Fees	$306,429	$170,865

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees we paid CohnReznick for professional services for the audit of our financial statements included in our Annual Reports on Form 10-K, review of our financial statements included in our Quarterly Reports on Form 10-Q and services normally provided in connection with statutory and regulatory filings or engagements, consents and assistance with and review of our documents filed with the Securities and Exchange Commission.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

The Audit Committee has determined that the rendering of the services other than audit services by CohnReznick is compatible with maintaining the principal accountant’s independence.

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PROPOSAL 3

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related SEC rules require that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

As previously reported, in an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers held at our 2019 Annual Meeting of Stockholders held on March 5, 2020, 19,620,121 shares voted for one year, 401,239 shares voted for two years, 1,375,411 shares voted for three years, and there were 609,490 abstentions and 19,004,994 broker non-votes.

SEC regulations state that we must hold these votes on frequency at least once every six years. In light of these voting results and other factors, our Board of Directors determined that we will hold an annual advisory vote on the compensation of our named executive officers. We will continue to hold annual advisory votes unless the Board of Directors modifies its policy following the next non-binding, advisory vote on the frequency of say-on-pay votes.

As described in detail in this proxy statement, our executive compensation program is designed to (1) align executive officers’ interests with those of our stockholders; (2) attract, motivate and retain executive officers; and (3) reward the achievement of our annual, long-term and strategic goals. Our executive officers are rewarded for the achievement of specific financial operating goals established by the Compensation Committee and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

The Board of Directors is asking our stockholders to indicate their support for our named executive officers’ compensation as disclosed in this proxy statement. This proposal gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, the Board of Directors will ask our stockholders to vote “FOR” the following resolution at the 2020 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the 2020 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Summary Compensation Table for fiscal year 2020, and the other related tables and disclosures).”

The Say-on-Pay vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Required Vote

The affirmative vote of holders of shares of stock having a of a majority of the votes cast by the holders of the shares present or represented and voting at the 2020 Annual Meeting is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. Abstentions are not votes cast and will have no effect on the foregoing vote. Broker non-votes are not votes cast and therefore will not affect the outcome of this Proposal.

THE BOARD OF DIRECTORS AND THE COMPENSATION COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL 4

APPROVAL OF AN AMENDMENT (IN THE EVENT IT IS DEEMED BY THE BOARD TO BE ADVISABLE) TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 275,000,000 TO 425,000,000

The Board of Directors has adopted a resolution approving and recommending to our stockholders for their approval, a proposed amendment to our Certificate of Incorporation, as amended to effect an increase in the number of shares of our authorized Common Stock from the 275,000,000 shares that are currently authorized for issuance pursuant to our Certificate of Incorporation, as amended, to a total of 425,000,000 shares of Common Stock. Such amendment will be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable.

The text of the form of the proposed amendment to the Certificate of Incorporation, as amended, to implement the Amendment Proposal is set forth in the certificate of amendment annexed to this proxy statement as Appendix A. Assuming the stockholders approve the Amendment Proposal and the Board of Directors still deems doing so advisable, the increase in our authorized common stock will be effected upon the filing of the certificate of amendment with the Secretary of State of the State of Delaware. The Board of Directors will implement the authorized common stock increase at such time, if ever, if and when it is deemed by the Board to be advisable and in the best interests of the Company and its stockholders. The Board of Directors will also have the discretion to abandon the increase in the authorized shares of Common Stock if the Board does not believe it to be in the best interests of the Company and its stockholders. If the Board of Directors does not implement an approved increase in the number of authorized shares of Common Stock prior to the one-year anniversary of the 2020 Annual Meeting, the Board of Directors will seek stockholder approval before implementing any authorized Common Stock increase.

The Board of Directors proposes and recommends increasing the number of shares of our authorized Common Stock from the 275,000,000 shares that are currently authorized for issuance pursuant to our Certificate of Incorporation, as amended, to a total of 425,000,000 shares of Common Stock. Of our 275,000,000 shares of currently authorized Common Stock, 180,287,751 shares were outstanding as of October 27, 2020, and after taking into account (i) shares underlying outstanding warrants and options, and (ii) the reservation of shares for issuance under our stock incentive plans, assuming the iBio, Inc. 2020 Omnibus Incentive Plan is adopted, approximately 33,390,285 of the 275,000,000 shares authorized in our Certificate of Incorporation, as amended, would be available for issuance.

The Board of Directors currently believes that the increase in the number of our authorized shares of Common Stock is advisable and in our best interest and the best interest of our stockholders. The increase will provide us with flexibility in completing financing and capital raising transactions, which may be necessary for us to execute our future business plans. Other possible business and financial uses for the additional shares of Common Stock include, without limitation, attracting and retaining employees by the issuance of additional securities, and other transactions and corporate purposes that the Board of Directors may deem are in our best interest. We could also use the additional shares of Common Stock for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments. We believe that the additional authorized shares of Common Stock would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Delaware law, as applicable, or under applicable NYSE American rules. As of the date of this Proxy Statement, we have no definite plans, proposals or arrangements regarding the newly authorized shares of Common Stock that would be authorized. However, we review and evaluate potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in our best interest and the best interest of our stockholders. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the Common Stock.

The increase in the number of authorized shares of Common Stock would not have any dilutive effect on the proportionate voting power or other rights of existing stockholders.

As is true for shares presently authorized but unissued, the future issuance of Common Stock authorized by the Amendment Proposal may, among other things, decrease existing stockholders’ percentage equity ownership, could be dilutive to the voting rights of existing stockholders and, depending on the price at which they are issued could have a negative effect on the market price of the Common Stock. An increase in the number of shares of our authorized Common Stock will have no effect on the franchise tax that we would owe to the State of Delaware.

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Potential Anti-takeover Effects of the Authorized Common Stock Increase

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. Since the amendment to our Certificate of Incorporation, as amended, will provide that the number of authorized shares of Common Stock will be 425,000,000, if effected, the increase in the number of shares authorized for issuance will result in an increase in the number of authorized but unissued shares of our Common Stock which could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board of Directors. We have not proposed the Amendment Proposal for issuance with the intention of using the additional authorized shares for anti-takeover purposes. An increase in the number of authorized shares of Common Stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. An increase in our authorized shares could potentially deter takeovers, including takeovers that the Board of Directors has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The increase in the number of shares authorized for issuance may therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the increase in the number of shares authorized for issuance may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

Although the increase in the number of shares authorized for issuance has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the increase in the number of shares authorized for issuance could facilitate future attempts by us to oppose changes in control of our Company and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the Common Stock.

Vote Required

Approval of the amendment to our Certificate of Incorporation, as amended, as set forth in the certificate of amendment attached as Appendix A requires an affirmative vote of a majority of the shares of Common Stock outstanding as of the Record Date. Abstentions and broker non-votes, if any (although none are expected to exist in connection with this Proposal since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions to the brokers) will have the same effect as “AGAINST” votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT PROPOSAL.

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PROPOSAL 5

APPROVAL OF THE IBIO, INC. 2020 OMNIBUS INCENTIVE PLAN

The Board of Directors believes that stock-based incentive awards play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The Board of Directors has approved, subject to stockholder approval, the iBio, Inc. 2020 Omnibus Incentive Plan (the “2020 Plan”), which will be the successor to the iBio, Inc. 2018 Omnibus Equity Incentive Plan, as amended (the “2018 Plan”). The Board believes that it is in the best interest of the Company and stockholders for us to adopt the 2020 Plan, reflects current best practice provisions. Once the 2020 Plan becomes effective, all outstanding awards under the 2018 Plan will remain outstanding, but no further grants will be made under the 2018 Plan.

The Compensation Committee worked with FW Cook, our independent compensation consultant, to ensure the 2020 Plan upholds good governance practices and appropriate plan terms and provisions to support iBio’s business strategy and align the interests of our employees and directors with those of our stockholders. The principal provisions of the 2020 Plan are summarized below and the 2020 Plan is attached hereto as Appendix B. The following discussion is qualified in its entirety by reference to the 2020 Plan.

As of June 30, 2020, there were stock options to acquire 3,475,773 shares of Common Stock outstanding under the Company's equity compensation plans, with a weighted average exercise price of $1.18 and a weighted average remaining term of 8.2 years. In addition, as of June 30, 2020, there were 41,150 unvested restricted stock unit awards with time-based vesting under the Company's equity compensation plans. As of June 30, 2020, there were 2,853,477 shares of Common Stock available for future awards under the 2018 Plan.

Summary of the Material Features of the 2020 Plan

The material features of the 2020 Plan are:

•	The maximum number of shares of Common Stock to be issued under the 2020 Plan is 32,000,000;

•	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based awards, and dividend equivalent rights is permitted;

•	Stock options and stock appreciation rights will not be repriced in any manner without stockholder approval;

•	The value of all awards awarded under the 2020 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year may not exceed $500,000; provided, however, that such amount shall be $750,000 for the calendar year in which the applicable non-employee director is initially elected or appointed to the Board of Directors and $1,500,000 for any non-executive chair of our Board of Directors should one be appointed. Notwithstanding the foregoing, the independent members of the Board of Directors may make exceptions to such limits in extraordinary circumstances;

•	Any dividends and dividend equivalent rights payable with respect to any equity award are subject to the same vesting provisions as the underlying award;

•	Any material amendment to the 2020 Plan is subject to approval by the Company's stockholders; and

•

Awards under the 2020 Plan will be subject to the Company’s clawback policy, as in effect from time to time. In addition, the 2020 Plan provides for recoveries or clawbacks of awards and any shares of common stock issued pursuant to awards if the grantee receives any amount that should not have been received for any reason, including financial restatement, mistaken calculation or other administrative error; and

•	The term of the 2020 Plan will expire on the tenth anniversary of the date the Plan is approved by the stockholders.

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Based solely on the closing price of the Company's Common Stock as reported by NYSE on October 27, 2020 which was $____ and the maximum number of shares that would have been available for awards as of such date under the 2020 Plan, the maximum aggregate market value of the Common Stock that could potentially be issued under the 2020 Plan is $           . The shares of Common Stock underlying any awards under the 2020 Plan and the 2018 Plan that, after the effective date of the 2020 Plan, are forfeited, canceled or otherwise terminated, other than by exercise, will be added back to the shares of common stock available for issuance under the 2020 Plan. In addition, if any shares subject to an award under the 2020 Plan and the 2018 Plan are tendered or withheld by the Company to satisfy any exercise price or tax withholding obligation once the 2020 Plan becomes effective, such tendered or withheld shares will be added back to the shares of common stock available for issuance under the 2020 Plan. Shares of common stock repurchased on the open market will not be added back to the shares of Common Stock available for issuance under the 2020 Plan.

Rationale for New Plan

The 2020 Plan is critical to the Company's ongoing effort to build stockholder value. Equity incentive awards are an important component of the executive and non-executive employees’ compensation. The Compensation Committee and the Board of Directors believe that the Company must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for the continued growth and success of the Company.

The Board of Directors recognizes the impact of dilution on our stockholders and has evaluated this share request carefully in the context of the need to attract, motivate, retain and ensure that our leadership team and key employees are focused on our strategic priorities. The total fully-diluted overhang as of June 30, 2020 was 4.3%. In this context, fully-diluted overhang is calculated as the sum of grants outstanding and shares available for future awards (numerator) divided by the sum of the numerator and basic common shares outstanding, with all data effective as of June 30, 2020. The Board of Directors believes that the proposed share reserve represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.

Share Usage and Key Data

The following table sets forth information regarding historical awards granted for the fiscal 2018 through 2020 period, the three full year period preceding the date of the Meeting and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average number of shares of Common Stock outstanding for that year, for each of the last three fiscal years:

Share Element	FY2018	FY2019	FY2020
Stock Options Granted	21,000	400,000	2,383,300
Full-Value Awards Granted	—	—	41,150
Total Awards Granted (1)	21,000	400,000	2,424,450
Weighted average common shares outstanding during the fiscal year	10,631,000	18,926,000	62,795,000
Annual Burn Rate	0.20%	2.11%	3.86%
Three-Year Average Burn Rate (2)		2.06%

(1)         Total Awards Granted represents the sum of Stock Options Granted and Full-Value Awards Granted.

(2)         As illustrated in the table above, the three-year average burn rate for the 2018-2020 period was 2.06%, which is below the ISS industry category burn rate benchmark of 9.51%.

The Compensation Committee determined the size of reserved pool under the 2020 Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that institutional investors and the firms that advise them would likely find acceptable. The Company anticipates that if its request to increase the share reserve is approved by its stockholders, it will be sufficient to provide equity incentives to attract, retain, and motivate employees for approximately three years.

Summary of the 2020 Plan

The following description of certain features of the 2020 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2020 Plan, which is attached hereto as Appendix B.

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Administration. The 2020 Plan will be administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2020 Plan. The Compensation Committee may delegate to a committee consisting of one or more officers of the Company the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.

Eligibility. All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the 2020 Plan, subject to the discretion of the administrator. As of July 1, 2020, approximately 41 individuals would have been eligible to participate in the 2020 Plan had it been effective on such date, which includes 4 executive officers, 31 employees who are not executive officers, 5 non-employee directors and 1 consultant.

Director Compensation Limit. The 2020 Plan provides that the value of all awards awarded under the 2020 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $500,000; provided, however, that such amount shall be $750,000 for the calendar year in which the applicable non-employee director is initially elected or appointed to the Board of Directors and $1,500,000 for any non-executive chair of our Board of Directors should one be appointed.

Treatment of Dividends and Dividend Equivalents on Unvested Awards. In no event shall dividends or dividend equivalents be paid with respect to options or stock appreciation rights. Notwithstanding any other provision of the 2020 Plan to the contrary, with respect to any award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity award is outstanding, such dividends (or dividend equivalents) shall be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and shall only be paid at the time or times, and only to the extent, such vesting requirement(s) are satisfied.

Clawback Policy. Awards under the 2020 Plan will be subject to the Company’s clawback policy, as in effect from time to time. In addition, the 2020 Plan provides for recoveries or clawbacks of awards and any shares of common stock issued pursuant to awards if the grantee receives any amount that should not have been received for any reason, including financial restatement, mistaken calculation or other administrative error.

Stock Options. The 2020 Plan permits the granting of (1) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and (2) options that do not so qualify. Options granted under the 2020 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The exercise price of each option will be determined by the Compensation Committee. The exercise price of an option may not be less than 100% of the fair market value of the Common Stock on the date of grant. Fair market value for this purpose will be determined by reference to the price of the shares of Common Stock on NYSE. The exercise price of an option may not be reduced after the date of the option grant without stockholder approval, other than to appropriately reflect changes in the Company's capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2020 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

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Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of Common Stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of Common Stock or cash equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the Common Stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The Compensation Committee may award shares of Common Stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).

Restricted Stock Units. The Compensation Committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of Common Stock or cash subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Compensation Committee may also grant shares of Common Stock which are free from any restrictions under the 2020 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of Common Stock. Dividend equivalent rights may be settled in cash, shares of Common Stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The Compensation Committee may grant cash bonuses under the 2020 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

Change of Control Provisions. In the event of a “sale event,” as defined in the 2020 Plan, awards under the 2020 Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, except as otherwise provided by the Compensation Committee in the award agreement, upon the effective time of the sale event, all awards with time-based conditions will become vested and exercisable upon the sale event, and awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Compensation Committee’s discretion or to the extent specified in the relevant award agreement. In addition, the Company may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights (provided that, in the case of an option or stock appreciation right with an exercise price equal to or less than the per share cash consideration, such option or stock appreciation right shall be cancelled for no consideration). The Compensation Committee shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.

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Adjustments for Stock Dividends, Stock Splits, Etc. The 2020 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of Common Stock that are subject to the 2020 Plan, to certain limits in the 2020 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2020 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Compensation Committee may require that tax withholding obligations be satisfied by withholding shares of Common Stock to be issued pursuant to exercise or vesting. The Compensation Committee may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2020 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may materially and adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of NYSE, any amendments that materially change the terms of the 2020 Plan will be subject to approval by the Company's stockholders. Amendments shall also be subject to approval by the Company's stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options.

Effective Date of Plan. The 2020 Plan was approved by the Board of Directors on October 23, 2020 and will become effective upon stockholder approval. Awards of incentive options may be granted under the 2020 Plan until October 22, 2030. No other awards may be granted under the 2020 Plan after the date that is ten years from the date of stockholder approval.

New Plan Benefits

Because the grant of awards under the 2020 Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant in the 2020 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2020 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2020: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.

	Options			Stock Awards
	Average Exercise Price Per Award		Number of Awards	Dollar Value		Number of Awards
Name and Position	($)			($)(1)
Thomas F. Isett	$0.90		975,000	-		-
Robert B. Kay	$1.57		400,000	-		-

All current executive officers, as a group	$1.04	(2)	1,375,000	-		-

All current directors who are not executive officers, as a group	-	(2)	-	-		-

All current employees who are not executive officers, as a group	$1.20	(2)	1,008,300	47,323	(3)	41,150

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(1)        The valuation of stock awards is based on the grant date fair value computed in accordance with ASC Topic 718. Information about the assumptions used to value these awards can be found in Note 16: "Share Based Compensation" of  the Notes to Consolidated Financial Statements contained in  the Company's 2020 Annual Report on Form 10-K.

(2)         Represents the weighted-average exercise price for the group.

(3)         Represents the aggregate grant date fair value for the group.

Material U.S. Federal Income Tax Treatment of Options and Awards

The following is a summary of the effect of U.S. federal income taxation on the participants in the 2020 Plan and the company. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Incentive Stock Options (“ISO”)

An ISO results in neither taxable income to the optionee, nor a deduction to the Company at the time it is granted or exercised. If the optionee holds the stock received as a result of an exercise of an ISO for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however (i.e., a “disqualifying disposition”), then the optionee will include the income, as ordinary compensation for the year of the disposition, in an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation, subject to the limitations of Section 162(m) of the Code. The optionee’s tax basis in the shares acquired upon exercise of an ISO is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options (“NSO”)

A NSO results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising a NSO will, at that time, realize taxable compensation in the amount of the excess of the then market value of the shares over the option price. Subject to the applicable provisions of the Code, including the limitations of Section 162(m), a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation realized by the optionee. The optionee’s tax basis in shares received upon exercise is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise.

Any gain (or loss) upon subsequent disposition of the shares will be a long- or short-term gain (or loss), depending upon the holding period of the shares.

If a NSO is exercised by tendering previously owned shares of the Company’s Common Stock in payment of the option price, then, instead of the treatment described above, the following will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee’s basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee’s basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

Stock Appreciation Rights (“SAR”)

Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted.

If the grantee receives the appreciation inherent in the SAR (change in stock price plus dividends from grant date to settlement date) in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If the grantee receives the appreciation inherent in the SAR in stock, the value of the stock received is taxable as ordinary income at the fair market value of the stock.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement, subject to the limitations of Section 162(m) of the Code.

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Restricted Stock Awards / Performance Stock Awards

No income will be recognized at the time of grant by the recipient of a restricted stock award or performance stock award while such award is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to a stock award, the then fair market value of the stock awarded will constitute ordinary income to the employee. Subject to the applicable limitations of Section 162(m), a deduction for federal income tax purposes will be allowable to the company in an amount equal to the compensation realized by the recipient.

Other Awards

In the case of an award of RSUs, performance awards, dividend equivalents or dividend equivalent units or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the company will receive a federal income tax deduction in an amount equal to the ordinary income which the recipient has recognized, subject to the limitations of Section 162(m) of the Code.

Vote Required

The affirmative vote of the holders of shares having a majority of the votes cast by the holders of the shares present or represented and voting at the 2020 Annual Meeting will be required to approve the 2020 Plan. Under applicable NYSE rules, abstentions will be treated as votes cast with respect to this proposal and will have the same effect as a vote AGAINST the proposal. Broker non-votes are not votes cast and therefore will not affect the outcome of this vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE APPROVAL OF THE 2020 PLAN.

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PROPOSAL 6

ADJOURNMENT OF THE 2020 ANNUAL MEETING OF STOCKHOLDERS, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES IN FAVOR OF THE AMENDMENT PROPOSAL OR THE 2020 PLAN PROPOSAL

Adjournment to Solicit Additional Proxies

If we fail to receive a sufficient number of votes to approve any of the Amendment Proposal (Proposal 4) or the 2020 Plan Proposal (Proposal 5) we may propose to adjourn the 2020 Annual Meeting, if the Board of Directors determines it to be necessary or appropriate for the purpose of soliciting additional proxies to approve the Amendment Proposal or the 2020 Plan Proposal. We currently do not intend to propose adjournment of the 2020 Annual Meeting, if there are sufficient votes in favor of each of the Amendment Proposal or the 2020 Plan Proposal. If our stockholders approve this proposal, the Board of Directors could adjourn the 2020 Annual Meeting and any adjourned session of the 2020 Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the Amendment Proposal or the 2020 Plan Proposal, we could adjourn the 2020 Annual Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary or appropriate (as determined in good faith by the Board of Directors) to adjourn the 2020 Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders under Delaware law, other than an announcement at the 2020 Annual Meeting of the time and place to which the 2020 Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

Approval of the Adjournment requires an affirmative vote of the holders of shares having a majority of the votes cast by the holders of the shares present or represented and voting at the 2020 Annual Meeting. Abstentions are not votes cast and will have no effect on the vote for the proposal. Broker non-votes, if any (although none are expected since this is a routine matter upon which brokers may vote in their discretion if not directed how to vote) are not votes cast and therefore will not affect the outcome of this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The Company is subject to disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended, or the Securities Act. The compensation provided to our named executive officers for the fiscal year ended June 30, 2020 is detailed in the 2020 Summary Compensation Table and accompanying footnotes and narrative that follow. Our named executive officers for the fiscal year ended June 30, 2020 were:

•	Thomas F. Isett, our Chairman and Chief Executive Officer;

•	Robert B. Kay, our former Chief Executive Officer and Former Co-Chairman, Interim Secretary and Interim Treasurer;

•	James P. Mullaney, our former Chief Financial Officer; and

•	Robert L. Erwin, our President.

The following table sets forth information regarding compensation awarded to, earned by or paid to our named executive officers for services rendered to us in all capacities during the fiscal year ended June 30, 2020 and June 30, 2019.

Name and Principal Position	Fiscal Year	Salary	Bonus		Option Awards (1)		All Other Compensation		Total
Thomas F. Isett (2)	2020	$151,083	$530,000	(3)		$750,528	$352,411	(2)		$1,784,022
Chairman and Chief Executive Officer

Robert B. Kay (4)	2020	$283,035	-		$	[628,000]	$41,652	(4)	$	[952,687]
Former Chief Executive Officer and Former Co-Chairman, Interim Secretary and Interim Treasurer	2019	$300,000	-			$36,872	$40,217	(4)		$377,089

James P. Mullaney(5)	2020	$275,000	$100,000	(6)		-	$72,374	(5)		$447,374
Former Chief Financial Officer	2019	$269,167	$50,000	(6)		-	$66,256	(5)		$385,423

Robert L. Erwin	2020	$275,000	-			-	$16,751	(7)		$291,751
President	2019	$275,000	-			-	$41,097	(7)		$316,097

(1)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC 718.

(2)

Mr. Isett was appointed Chief Executive Officer effective March 10, 2020. All Other Compensation includes $331,613 of fees paid to i.e. Advising, LLC, a consulting firm, for which Mr. Isett is the managing director and sole owner, for consulting services provided to the Company prior to Mr. Isett being appointed Chief Executive Officer, $18,681 for health insurance premiums paid by the Company and $2,117 paid for life and disability insurance. Does not include fees paid to KBI Consulting for business support services provided by Kendra Isett, the wife of Mr. Isett. See “Transactions with Related Persons, Promoters and Certain Control Persons” below for additional information.

(3)	Reflects approved bonus payments payable as follows: (a) signing bonus of $450,000 payable on March 10, 2020, and (b) annual bonus of $80,000 payable on July 1, 2020.

(4)

Mr. Kay resigned as Chief Executive Officer effective March 10, 2020. All Other Compensation for 2020 includes $30,923 for health insurance premiums paid by the Company and $10,729 paid for life and disability insurance. All Other Compensation for 2019 includes $28,615 for health insurance premiums paid by the Company and $11,602 paid for life and disability insurance.

(5)	Mr. Mullaney resigned as Chief Financial Officer effective July 17, 2020. All Other Compensation for 2020 includes $57,138 for health insurance premiums paid by the Company, $3,236 paid for life and disability insurance and $12,000 for Company contributions to a Company sponsored retirement plan. All Other Compensation for 2019 includes $51,132 for health insurance premiums paid by the Company, $3,124 paid for life and disability insurance and $12,000 for Company contributions to a Company sponsored retirement plan.

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(6)

Reflects approved bonus payments payable as follows: (a) $50,000 payable promptly after May 30, 2019, (b) $50,000 payable on August 1, 2019, and (c) $50,000 payable on November 1, 2019. To earn and receive a bonus payment, Mr. Mullaney had to remain actively and continuously employed by the Company through the applicable payment date.

(7)

All Other Compensation for 2020 includes $8,025 for health insurance premiums paid by the Company and $8,726 paid for life and disability insurance. All Other Compensation for 2020 includes $31,776 for health insurance premiums paid by the Company and $9,321 paid for life and disability insurance.

Outstanding Equity Awards at Fiscal Year-Ended June 30, 2020

The following table shows information regarding unexercised stock options held by our named executive officers at June 30, 2020.

Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option Exercise Price	Option Expiration Date
Thomas F. Isett	50,000	-	$0.90	4/1/2029
Thomas F. Isett(1)	162,500	812,500	$0.90	4/21/2030
Robert Kay	199,392	-	$0.93	2/20/2024
Robert Kay	108,108	-	$0.93	2/20/2024
Robert Kay	50,000	-	$0.90	4/1/2029
Robert Kay (2)	150,000	250,000	$1.57	6/12/2030
Robert Erwin	108,108	-	$0.93	2/20/2024
James P. Mullaney (3)	-	—	—	—

(1)	The options were issued on April 21, 2020 and vest monthly over a three-year period from the date of the grant. The options fully vest as of April 21, 2022.

(2)	The options vets pro rata on a monthly basis over 21 months commencing on June 12, 2020

(3)	Mr. Mullaney, who resigned as Chief Financial Officer effective July 17, 2020, had no unexercised equity awards at June 30, 2020

Employment Agreements

Employment Offer Letters, Severance and Change in Control Arrangements in Effect During Fiscal Year 2020

Other than as set forth below, we do not have written employment agreements or offer letters with our named executive officers.

Thomas F. Isett

Effective April 21, 2020, we entered into an Amended and Restated Executive Employment Agreement (the “Amended Isett Employment Agreement”) with Thomas F. Isett, to serve as our Chief Executive Officer and Executive Chairman. The Amended Isett Employment Agreement amends and restates the Executive Employment Agreement, dated March 10, 2020, between the Company and Mr. Isett (the “Original Isett Agreement”).

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The Amended Isett Employment Agreement has a three-year initial term commencing on the date of the Original Isett Agreement, to be extended for additional one year periods, unless either the Company or Mr. Isett provides notice to the other of their intent to terminate the Amended Isett Employment Agreement not later than sixty days prior to the expiration of the initial term or any such one year extension. Mr. Isett is entitled to an annual base salary of $490,000. He received a signing bonus of $450,000 upon execution of the Original Isett Agreement and he will be paid an additional signing bonus in the amount of $250,000 in cash on March 10, 2021, provided he is then employed with the Company and has not given notice of resignation or been provided with written notice of termination for cause by the Company. For the Company’s fiscal year beginning July 1, 2019 and ending June 30, 2020, Mr. Isett was paid a guaranteed bonus in the amount of $80,000. For the fiscal years beginning on July 1, 2020, Mr. Isett was eligible to receive an incentive bonus of up to 60% of his base salary subject to achievement of performance criteria to be mutually agreed between the Board of Directors and Mr. Isett by July 31 of each fiscal year.

In addition, Mr. Isett will be awarded a cash bonus in the amount of 4.5% of the transaction consideration paid in connection with the consummation of a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, within the meaning of Section 409A of the Internal Revenue Code of 1986 (a “Change of Control Transaction”), during the term of the Amended Isett Employment Agreement, provided that the Change of Control Transaction results in the Company’s stockholders receiving (or being entitled to receive, whether upon the consummation of the Change of Control Transaction or at a future date) transaction consideration worth at least 120% of the average closing trading price of the Company’s securities during the 20 trading-day period immediately preceding the consummation of the Change of Control Transaction.

Mr. Isett may participate in benefit plans for which he is eligible as may be established from time to time by the Company for its executive employees, and the Company has agreed to pay the full cost of all medical, vision, and dental benefits provided to Mr. Isett and his family. The Company also has agreed to pay for all continuing education expenses incurred by Mr. Isett up to a maximum of $7,500 per year.

If Mr. Isett’s duties require him to relocate his primary residence to any state in which the Company maintains a physical office location, the Company will reimburse him for all reasonable and documented relocation expenses incurred by him and the members of his immediate household in moving to the new location, including moving expenses, rental payments for temporary living quarters in the area of relocation for a period not to exceed six months, real estate brokerage commissions incurred in connection with the sale of his existing primary residence, and loan financing charges and closing costs incurred in connection with the acquisition and financing of a new residence.

Mr. Isett’s employment is on an “at will” basis and may be terminated at any time by Mr. Isett or the Company. If Mr. Isett’s employment is terminated for “cause,” as defined in the Amended Isett Employment Agreement, he is entitled to receive his base salary and benefits accrued through the termination date. If the Company terminates Mr. Isett’s employment for reasons other than for cause or due to disability, then the Company is required to pay Mr. Isett’s base salary and any accrued annual bonus and benefits for a period equal to the lesser of 24 months after termination or the remaining balance of the term of the Amended Isett Employment Agreement.

If Mr. Isett’s employment is terminated at any time in connection with a Change of Control Transaction, he will be entitled to a lump sum cash payment, within 30 days after termination, equal to 24 months of his then-current base salary, a lump sum cash payment, within 30 days after termination, equal to a pro-rated amount of his target annual bonus for the year immediately preceding the termination, payment of the full amount of all premiums for continued health benefits (including COBRA) under the Company’s health plans for a period of 12 months following the termination, and immediate vesting of 100% of the then-unvested portion of any outstanding equity awards. The Amended Isett Employment Agreement also provides for an option to purchase 975,000 shares of the Company’s Common Stock (the “Isett Option”) to Mr. Isett pursuant to the Company’s 2018 Plan with an exercise price at the fair market value on the date of grant, as determined by the Company’s Board of Directors. The Isett Option vests ratably over the 36-month period beginning on the date of the Original Isett Agreement (1/36th per month) and will be deemed fully-vested upon any transaction or series of related transactions that constitutes a Change of Control Transaction (as defined below).

Robert Kay

On June 12, 2020, we entered into a letter agreement (the “Transition Agreement”) with Robert Kay, the Company’s director, founder and former Chief Executive Officer to provide strategic advice and transition services to Thomas F. Isett, our Chief Executive Officer and Executive Chairman of the Board of Directors. The Transition Agreement provides that Robert Kay will be employed in a transition role, reporting to the Board of Directors from March 11, 2020 until March 10, 2022.

The Transition Agreement provides for the payment to Mr. Kay of an annual base salary of $150,000, accruing from March 11, 2020. In addition, pursuant to the terms of the Transition Agreement we issued Mr. Kay options (‘the “Kay Options”) to purchase 400,000 shares of the Company’s Common Stock, par value $0.001 per share.

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Mr. Kay’s employment under the Transition Agreement may be terminated by the Company and Mr. Kay with or without cause. In the event that the Company’s terminates Mr. Kay’s employment under the Transition Agreement without Cause (as such term is defined in the Transition Agreement), he will be entitled to continued payment of his base salary and continued vesting of the Kay Options, for a period equal to the lesser of 16 months after termination or until March 10, 2022.

Mr. Kay will continue as a member of the Company’s Board of Directors for the remainder of his current elected term; however, he will not receive any additional compensation for his service as a Board member, unless the Board otherwise determines.

John Delta

On October 1, 2020, Mr. Delta was appointed as our Principal Accounting Officer and on October 13, 2020 he was appointed as our Principal Financial Officer. Since July 2020, Mr. Delta has been providing financial consulting services to the Company under a Consulting and Services Agreement by and between the Company and TechCXO LLC, dated July 8, 2020 (the “Delta Consulting Agreement”). The Company will pay Mr. Delta for his services as the Company’s Principal Accounting Officer at an hourly rate expected to represent approximately $30,000 per month, and to reimburse any reasonable out-of-pocket business expenses incurred by Mr. Delta in performing the services. The Company will also provide Mr. Delta with directors' and officers' liability insurance and indemnification as set forth in an Indemnification Agreement by and between the Company and Mr. Delta.

John P. Mullaney

Pursuant to an offer letter dated December 30, 2016, Mr. Mullaney’s base salary was $200,000 per year, he was entitled to participate in any equity incentive program, at the discretion of the Compensation Committee, and was granted 150,000 options to purchase shares of Common Stock of the Company, which vested annually over a period of three years. Mr. Mullaney resigned his position as the Company’s Chief Financial Officer effective July 17, 2020.

Equity Incentive Plans

iBio, Inc. 2018 Omnibus Equity Incentive Plan

On November 9, 2018, the Board adopted, subject to stockholder approval, the 2018 Plan, and on December 18, 2018, the Company's stockholders approved the 2018 Plan. The total number of shares of Common Stock initially reserved under the 2018 Plan was 3.5 million. Stock options granted under the 2018 Plan may be either incentive stock options (as defined by Section 422 of the Internal Revenue Code of 1986, as amended), non-qualified stock options, or restricted stock and determined at the discretion of the Board of Directors. On March 5, 2020, the Company’s stockholders approved an amendment to the 2018 Plan to increase the number of shares of our Common Stock authorized for issuance thereunder from 3.5 million shares to 6.5 million shares and to incorporate changes to include restricted stock units and performance-based awards as grant types issuable under the 2018 Plan.

Vesting of service awards will be determined by the Board of Directors and stated in the award agreements. In general, vesting will occur ratably on the anniversary of the grant date over the service period, generally three or five years, as determined at the time of grant. Vesting of performance awards will occur when the performance criteria has been satisfied. The Company uses historical data to estimate forfeiture rates. The 2018 Plan has a term of ten (10) years and expires by its terms on November 9, 2028.

Upon stockholder approval of the 2020 Plan, no further awards will be granted under the 2018 Plan. If stockholders fail to approve the 2020 Plan, the 2018 Plan will remain in effect in its current form, subject to its expiration date and with its current share reserve.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our outstanding Common Stock as of the close of business on October 27, 2020:

•	each person who is known by us to be the beneficial owner of 5% or more of our outstanding Common Stock;

•	each of our directors including our chief executive officer;

•	each of our other named executive officers; and

•	all of our current executive officers and directors as a group.

Except as otherwise noted in the footnotes below, to our knowledge, each of the persons named in this table has sole voting and investment power with respect to the securities indicated as beneficially owned.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Named Executive Officers and Directors:
Linda Armstrong(2)	5,556	*
Glenn Chang(3)	92,465	*
Seymour Flug(4)	75,500	*
General James T. Hill(5)	101,750	*
Thomas F. Isett(6)	566,667	*
Robert B. Kay(7)	610,596	*
Alexandra Kropotova(2)	5,556	*
John McKey, Jr. (8)	142,906	*
Gary Sender(2)	5,556	*

Other Executive Officers
Robert L. Erwin(9)	232,500	*
James Mullaney(10)	11,250	*
All current directors and current executive officers as a group (11 persons)	1,839,052	1%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding Common Stock.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of our Common Stock. On October 27, 2020, there were 180,287,751 shares of Common Stock outstanding. Shares of Common Stock issuable under stock options that are exercisable within 60 days after October 27, 2020 are deemed outstanding and are included for purposes of computing the number of shares owned and percentage ownership of the person holding the option but are not deemed outstanding for computing the percentage ownership of any other person.

(2)	Includes 5,556 shares of Common Stock underlying options that will vest within 60 days of October 27, 2020. Does not include 94,444 shares of Common Stock underlying stock options that will vest after December 26, 2020. Each new director was granted options to purchase 100,000 shares of Common Stock upon appointment to the Board, none of which have vested as of October 27, 2020.

(3)	Includes 91,250 shares of Common Stock underlying stock options that are fully vested.

(4)	Includes 75,500 shares of Common Stock underlying stock options that are fully vested.

(5)	Includes 86,750 shares of Common Stock underlying stock options that are fully vested.

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(6)	Includes 266,667 shares of Common Stock underlying stock options that are fully vested. Does not include 758,333 shares of Common Stock underlying stock options that will vest after December 26, 2020.

(7)

Includes (i) 21,133 shares of Common Stock and (ii) 81,963 shares of Common Stock held by EVJ LLC, of which Mr. Kay is the manager. Also includes 507,500 shares of Common Stock underlying stock options that are fully vested or that will vest within 60 days of October 27, 2020. Does not include 250,000 shares of Common Stock underlying stock options held by Mr. Kay that will vest after December 26, 2020.

(8)	Includes 94,250 shares of Common Stock underlying stock options that are fully vested.

(9)	Includes 108,108 shares of Common Stock underlying stock options that are fully vested.

(10)	Mr. Mullaney resigned his position as Chief Financial Officer effective July 17, 2020.

Equity Compensation Plans

The following table provides information regarding the status of stock compensation plans at June 30, 2020

	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Options Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the previous columns)
Equity compensation plan approved by stockholders	3,475,773	$1.18	2,853,477

Equity compensation plans not approved by stockholders	-	-	-

Total	3,475,773	$1.18	2,853,477

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TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Certain Related-Person Transactions

The following is a summary of transactions since July 1, 2018 and all currently proposed transactions, to which we have been a participant other than compensation arrangements which are described under “Director Compensation” or “Executive Compensation” in which:

•	the amounts exceeded or will exceed $120,000; and

•	any of the directors, executive officers or holders of more than 5% of the respective capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Director Independence

Our Board of Directors has determined that Messrs. Chang, Flug, and McKey, General Hill, Dr. Linda W. Armstrong, Dr. Alexandra Kropotova and Gary Sender are each “independent directors” as such term is defined in Section 803 of the NYSE American Company Guide.

Policies and Procedures for Related Person Transactions

The policy our Board of Directors is to review with management and our independent registered public accounting firm any related party transactions brought to the board’s attention which could reasonably be expected to have a material impact on our financial statements. The Company’s practice is for management to present to the Board of Directors each proposed related party transaction, including all relevant facts and circumstances relating thereto, and to update the Board of Directors as to any material changes to any approved related party transaction. In connection with this requirement, each of the transactions or relationships disclosed below were disclosed to and approved by our Board of Directors. In addition, transactions involving our directors and their affiliated entities were disclosed and reviewed by our Board of Directors in its assessment of our directors’ independence requirements.

Novici Biotech, LLC

In January 2012, we entered into an agreement with Novici Biotech, LLC (“Novici”) in which iBio’s President is a minority stockholder. Novici performs laboratory feasibility analyses of gene expression, protein purification and preparation of research samples. In addition, we and Novici collaborate on the development of new technologies and product candidates for exclusive worldwide commercial use by us. The accounts payable balance includes amounts due to Novici of approximately $0 and $65,000 at June 30, 2020 and 2019, respectively. Research and development expenses related to Novici were approximately $97,000 and $954,000 in 2020 and 2019, respectively.

Consulting Agreement – i.e. Advising LLC

On April 1, 2019, we appointed Mr. Isett to the Board of Directors and on March 10, 2020, Mr. Isett became our Chief Executive Officer and Executive Co-Chairman and on June 12, 2020 Mr. Isett became our Chairman of the Board.

i.e Advising LLC (“Advising”) was retained by us as a strategy and management consultant pursuant to a Consulting Agreement, dated as of February 22, 2019 (the “Advising Consulting Agreement”), with services to be provided pursuant to statements of work entered into between Advising and Consultant from time to time. Mr. Isett is the Managing Director and sole owner of Advising. Effective as of May 1, 2019, we entered into a Statement of Work (the “May 2019 SOW”) pursuant to the Advising Consulting Agreement, which provided for an engagement to be conducted on a retainer basis with Mr. Isett, as the primary engagement resource, at a rate of $40,000 per month, and on a time and materials basis for all other engagement resources provided by Advising, billable at the rate of $85 to $450 per hour. We and Advising entered into an additional Statement of Work on December 1, 2019 (the “December 2019 SOW”), which provided that Advising would be entitled to a bonus of 3% to 4.5% of the transaction value if we or any of any assets were sold during the term of the Statement of Work. We and Advising agreed to terminate the Advising Consulting Agreement and both the May 1, 2019 SOW and December 1, 2019 SOW on March 10, 2020, when Mr. Isett became our Chief Executive Officer and Executive Co-Chairman.

Consulting expenses to i.e Advising LLC totaled approximately $331,613 and $168,000 in 2020 and 2019, respectively. At June 30, 2020 and 2019, the Company owed Advising $0 and $60,000, respectively.

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Consulting Agreement—KBI Consulting

On April 1, 2020, we entered into a consulting agreement with KBI Consulting for business support services provided by Mr. Isett's wife, Kendra Isett. Per the consulting agreement the business support services are billed at $5,800 per month. Consulting expenses totaled approximately $17,000 in 2020. At June 30, 2020, we owed KBI Consulting $5,800.

Consulting Agreement – TechCXO LLC

Effective October 1, 2020, Mr. John Delta was appointed as our Principal Accounting Officer and on October 13, 2020 he was appointed as our Principal Financial Officer. Since July 2020, Mr. John Delta has been providing financial consulting services to the Company under a Consulting and Services Agreement by and between us and TechCXO LLC, dated July 8, 2020 (the “Delta Consulting Agreement”). Pursuant to the Delta Consulting Agreement, we will pay Mr. Delta for his services as the Company’s Principal Accounting Officer at an hourly rate expected to represent approximately $30,000 per month, and to reimburse any reasonable out-of-pocket business expenses incurred by Mr. Delta in performing the services.

We will also provide Mr. Delta with directors' and officers' liability insurance and indemnification as set forth in an Indemnification Agreement that we entered into with Mr. Delta.

Transactions with Eastern Capital Limited and its Affiliates

In 2016, we entered into two share purchase agreements (the “Purchase Agreements”) pursuant to which Eastern Capital Limited (“Eastern”) acquired shares of our Common Stock and a Standstill Agreement with Eastern.

Concurrently with the execution of the Purchase Agreements, we entered into a contract manufacturing joint venture with Bryan Capital Investors LLC, an affiliate of Eastern (the “Eastern Affiliate”), to develop and manufacture plant-made pharmaceuticals through our subsidiary iBio CDMO LLC (“iBio CDMO”). The Eastern Affiliate contributed $15.0 million in cash to iBio CDMO, for a 30% interest in iBio CDMO. the Company retained a 70% equity interest in iBio CDMO. As the majority equity holder, we have the right to appoint a majority of the members of the Board of Managers that manages the iBio CDMO joint venture. Specified material actions by the joint venture require our consent of and the Eastern Affiliate. We contributed to the capital of iBio CDMO a royalty bearing license, which grants iBio CDMO a non-exclusive license to use our proprietary technologies for research purposes and an exclusive U.S. license for manufacturing purposes. We retain all other rights in our intellectual property, including the right for itself to commercialize products based on its proprietary technologies or to grant licenses to others to do so.

On February 23, 2017, we entered into an exchange agreement with the Eastern Affiliate pursuant to which we acquired substantially all of the interest in iBio CDMO held by the Eastern Affiliate and issued one share of newly created Preferred Tracking Stock, par value $0.001 per shares (the “Tracking Stock”) in exchange for 29,990,000 units of limited liability company interests of iBio CDMO held by the Eastern Affiliate at an original issue price of $13 million. After giving effect to the transactions in the Exchange Agreement, we own 99.99% of iBio CDMO and the Eastern Affiliate owns 0.01% of iBio CDMO.

As part of the transactions between Eastern and us, Eastern entered into a three-year standstill agreement (the “Standstill Agreement”) that restricted additional acquisitions of our Common Stock by Eastern and its controlled affiliates to limit its beneficial ownership of our outstanding shares of Common Stock to a maximum of 38% (the “Eastern Beneficial Ownership Limitation”), absent approval by a majority of our Board of Directors. In November 2017, Standstill Agreement was amended to increase the 38% limit to 40% in connection with Eastern’s participation in our public offering in 2017, provided that such purchase did not result in Eastern being the beneficial owner of more than 40% of the aggregate number of shares of the Company’s outstanding Common Stock rather than the limit of 38% set forth in the Standstill Agreement. On June 26, 2018, in connection with our public offering of securities, we entered into an amendment (the “Amendment”) to one of the Purchase Agreements which increased the Eastern Beneficial Ownership Limitation to 48% and extended the restrictions under the Standstill Agreement until June 26, 2020.

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In connection with the joint venture, an affiliate of Eastern (the “Second Eastern Affiliate”), which controls the subject property as sublandlord, granted iBio CDMO the Sublease of a Class A life sciences building in Bryan, Texas, located on land owned by the Texas A&M system, designed and equipped for plant-made manufacture of biopharmaceuticals. iBio CDMO began operations at the facility on December 22, 2015 pursuant to agreements between iBio CDMO and the Sublandlord granting iBio CDMO temporary rights to access the facility. These temporary agreements were superseded by a capital lease agreement entitled the Sublease Agreement, dated January 13, 2016, between iBio CDMO and the Sublandlord (the “Sublease”). The 34-year term of the Sublease may be extended by iBio CDMO for a ten-year period, so long as iBio CDMO is not in default under the Sublease. Under the Sublease, iBio CDMO is required to pay base rent at an annual rate of  $2,100,000, paid in equal quarterly installments on the first day of each February, May, August and November. The base rent is subject to increase annually in accordance with increases in the Consumer Price Index. The base rent under the Sublandlord’s ground lease for the property is subject to adjustment, based on an appraisal of the property, in 2030 and upon any extension of the ground lease. The base rent under the Sublease will be increased by any increase in the base rent under the ground lease as a result of such adjustments. In addition to the base rent, iBio CDMO is required to pay, for each calendar year during the term, a portion of the total gross sales for products manufactured or processed at the facility, equal to 7% of the first $5,000,000 of gross sales, 6% of gross sales between $5,000,001 and $25,000,000, 5% of gross sales between $25,000,001 and $50,000,000, 4% of gross sales between $50,000,001 and $100,000,000, and 3% of gross sales between $100,000,001 and $500,000,000. However, if for any calendar year period from January 1, 2018 through December 31, 2019, iBio CDMO’s applicable gross sales are less than $5,000,000, or for any calendar year period from and after January 1, 2020, its applicable gross sales are less than $10,000,000, then iBio CDMO is required to pay the amount that would have been payable if it had achieved such minimum gross sales and shall pay no less than the applicable percentage for the minimum gross sales for each subsequent calendar year. iBio CDMO is responsible for all costs and expenses in connection with the ownership, management, operation, replacement, maintenance and repair of the property under the Sublease. We incurred rent expense of $150,000 and $129,000 in 2020 and 2019, respectively, related to the increase in the CPI. Accrued expenses at June 30, 2020 and 2019 due the Second Eastern Affiliate amounted to $705,000 and $699,000, respectively. General and administrative expenses related to the Second Eastern Affiliate, including rent related to the increases in CPI, percentage rent discussed above and real estate taxes, were approximately $701,000 and $1,051,000 in 2020 and 2019, respectively. Interest expense related to the Second Eastern Affiliate was approximately $2,466,000 and $1,900,000 in 2020 and 2019, respectively.

Limitation of Liability of Officers and Directors and Indemnification

Our certificate of incorporation, as amended, requires us to indemnify of our officers and directors to the fullest extent permitted by Delaware law, which generally permits indemnification for actions taken by officers or directors as our representatives if the officer or director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the corporation.

As permitted under Delaware law, our By-laws contain a provision indemnifying directors against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with an action, suit or proceeding if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of our Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

Historical Relationship with Integrated BioPharma

We were a subsidiary of Integrated BioPharma from February 21, 2003 until August 18, 2008. On that date, Integrated BioPharma spun off iBio in a transaction that was intended to be a tax-free distribution to Integrated BioPharma and its U.S. stockholders. As part of that transaction, we entered into a number of agreements with Integrated BioPharma including an indemnification and insurance matters agreement and a tax responsibility allocation agreement. The agreements are described below.

Indemnification. In general, under the indemnification and insurance matters agreement, we agreed to indemnify Integrated BioPharma, its affiliates and each of its and their respective directors, officers, employees, agents and representatives from all liabilities that arise from:

•	any breach by us of the separation and distribution agreement or any ancillary agreement;

•	any of our liabilities reflected on our consolidated balance sheets included in the information statement relating to the spin-off;

•	our assets or businesses;

•	the management or conduct of our assets or businesses;

•	the liabilities allocated to or assumed by us under the separation and distribution agreement, the indemnification and insurance matters agreement or any of the other ancillary agreements;

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•	various on-going litigation matters in which we are named defendant, including any new claims asserted in connection with those litigations, and any other past or future actions or claims based on similar claims, facts, circumstances or events, whether involving the same parties or similar parties, subject to specific exceptions;

•	claims that are based on any violations or alleged violations of U.S. or foreign securities laws in connection with transactions arising after the distribution relating to our securities and the disclosure of financial and other information and data by us or the disclosure by Integrated BioPharma as part of the distribution of our financial information or our confidential information; or

•	any actions or claims based on violations or alleged violations of securities or other laws by us or our directors, officers, employees, agents or representatives, or breaches or alleged breaches of fiduciary duty by our Board of Directors, any committee of our board or any of its members, or any of our officers or employees.

Integrated BioPharma agreed to indemnify us and our affiliates and our directors, officers, employees, agents and representatives from all liabilities that arise from:

•	any breach by Integrated BioPharma of the separation and distribution agreement or any ancillary agreement;

•	any liabilities allocated to or to be retained or assumed by Integrated BioPharma under the separation and distribution agreement, the indemnification and insurance matters agreement or any other ancillary agreement;

•	liabilities incurred by Integrated BioPharma in connection with the management or conduct of Integrated BioPharma’s businesses; and

•	various ongoing litigation matters to which we are not a party.

Integrated BioPharma is not obligated to indemnify us against any liability for which we are also obligated to indemnify Integrated BioPharma. Recoveries by Integrated BioPharma under insurance policies will reduce the amount of indemnification due from us to Integrated BioPharma only if the recoveries are under insurance policies Integrated BioPharma maintains for our benefit. Recoveries by us will in all cases reduce the amount of any indemnification due from Integrated BioPharma to us.

Under the indemnification and insurance matters agreement, a party has the right to control the defense of third-party claims for which it is obligated to provide indemnification, except that Integrated BioPharma has the right to control the defense of any third-party claim or series of related third-party claims in which it is named as a party whether or not it is obligated to provide indemnification in connection with the claim and any third-party claim for which Integrated BioPharma and we may both be obligated to provide indemnification. We may not assume the control of the defense of any claim unless we acknowledge that if the claim is adversely determined, we will indemnify Integrated BioPharma in respect of all liabilities relating to that claim. The indemnification and insurance matters agreement does not apply to taxes covered by the tax responsibility allocation agreement.

Offset. Integrated BioPharma is permitted to reduce amounts it owes us under any of our agreements with Integrated BioPharma, by amounts we may owe to Integrated BioPharma under those agreements.

Assignment. We may not assign or transfer any part of the indemnification and insurance agreement without Integrated BioPharma’s prior written consent. Nothing contained in the agreement restricts the transfer of the agreement by Integrated BioPharma.

Tax Responsibility Allocation Agreement

In order to allocate our responsibilities for taxes and certain other tax matters, we and Integrated BioPharma entered into a tax responsibility allocation agreement prior to the date of the distribution. Under the terms of the agreement, with respect to consolidated federal income taxes, and consolidated, combined and unitary state income taxes, Integrated BioPharma will be responsible for, and will indemnify and hold us harmless from, any liability for income taxes with respect to taxable periods or portions of periods ending prior to the date of distribution to the extent these amounts exceed the amounts we have paid to Integrated BioPharma prior to the distribution or in connection with the filing of relevant tax returns. Integrated BioPharma is also responsible for, and will indemnify and hold us harmless from, any liability for income taxes of Integrated BioPharma or any member of the Integrated BioPharma group (other than us) by reason of our being severally liable for those taxes under U.S. Treasury regulations or analogous state or local provisions. Under the terms of the agreement, with respect to consolidated federal income taxes, and consolidated, combined and unitary state income taxes, we are responsible for, and will indemnify and hold Integrated BioPharma harmless from, any liability for our income taxes for all taxable periods, whether before or after the distribution date. With respect to separate state income taxes, we are also responsible for, and will indemnify and hold Integrated BioPharma harmless from, any liability for income taxes with respect to taxable periods or portions of periods beginning on or after the distribution date. We are also responsible for, and will indemnify and hold Integrated BioPharma harmless from, any liability for our non-income taxes and our breach of any obligation or covenant under the terms of the tax responsibility allocation agreement, and in certain other circumstances as provided therein. In addition to the allocation of liability for our taxes, the terms of the agreement also provide for other tax matters, including tax refunds, returns and audits.

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NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

ANNUAL REPORT ON FORM 10-K

iBio’s 2020 Annual Report is being mailed to stockholders concurrently with this Proxy Statement. Copies of the Company’s 2020 Annual Report as filed with the SEC and any amendments thereto may be obtained without charge by writing to iBio, Inc., 8800 HSC Parkway, Bryan, Texas 77807, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.ibioinc.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more iBio stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: iBio, Inc., Attention: Corporate Secretary, 8800 HSC Parkway, Bryan, Texas 77807 or by calling us at (979) 446-0027. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Stockholders who intend to present proposals at the 2021 Annual Meeting of Stockholders under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than July 12, 2021. Such proposals must meet the requirements of our bylaws and the SEC to be eligible for inclusion in our 2021 proxy materials.

In addition, our First Amended and Restated Bylaws have an advance notice procedure for the nomination of persons for election to the Board and for stockholders to propose business to be considered by stockholders at an annual meeting of stockholders. The advance notice procedure requires that a stockholder interested in proposing to nominate an individual for election to the Board or presenting a proposal for action at the 2021 Annual Meeting of Stockholders must deliver a written notice of the proposal, together with specific information relating to such stockholder’s proposal, nominee, stock ownership and identity, to our corporate secretary no later than the close of business on September 10, 2021, and no earlier than the close of business on August 11, 2021. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. You must comply with these Bylaws requirements in connection with a stockholder proposal or director nomination outside the Rule 14a-8 context.

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OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of iBio knows of no other matters to be presented for stockholder action at the 2020 Annual Meeting. However, other matters may properly come before the 2020 Annual Meeting or any adjournment or postponement thereof. If any other matter is properly brought before the 2020 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to iBio will be voted in accordance with the recommendation of the Board of Directors.

By order of the Board of Directors,

/s/ Thomas F. Isett
Thomas F. Isett
Chief Executive Officer and Chairman

Bryan, Texas

November  , 2020

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iBio, Inc.

8800 HSC Parkway

Bryan, Texas 77807

SUBMIT A PROXY TO VOTE BY INTERNET - https://www.cstproxy.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 8, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SUBMIT A PROXY TO VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

YOU MAY NOT ATTEND THE 2020 ANNUAL MEETING IN PERSON

			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the election of each of the following:						number(s) of the nominee(s) on the line below.

1.	Election of Directors		☐	☐	☐

	Nominees:	01 - Seymour Flug 02 - John D. McKey, Jr. 03 - Gary Sender
The Board of Directors recommends you vote FOR the proposals 2, 3, 4, 5, and 6.							For	Against	Abstain

2.	To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for our fiscal year ending on June 30, 2021.						☐	☐	☐
3.	Approval of, on an advisory basis, the compensation of our named executive officers (“say-on-pay”).						☐	☐	☐
4.	Approval of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 275,000,000 to 425,000,000, such amendment to be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable.						☐	☐	☐
5.	Approval of the adoption of the iBio, Inc. 2020 Omnibus Equity Incentive Plan.						☐	☐	☐
6.	Approval of an adjournment of the 2020 Annual Meeting, if the Board of Directors determines it to be necessary or appropriate to solicit additional proxies if there are not sufficient votes in favor either Proposal 4 or Proposal 5 above.						☐	☐	☐

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2020 ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

NOTE: ATTENDANCE OF THE UNDERSIGNED AT THE 2020 ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SPECIFICALLY REVOKES THIS PROXY BEFORE IT IS EXERCISED.

CONTROL NUMBER: ___________

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

iBio, Inc.

2020 Annual Meeting of Stockholders

December 9, 2020 9:00 A.M. Eastern Time

This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Thomas F. Isett and Robert B. Kay, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of iBio, Inc. that the undersigned is entitled to vote at the 2020 Annual Meeting of Stockholders to be held at 9:00 a.m., eastern time, on December 9, 2020, and at any postponement or adjournment thereof. Due to concerns regarding the COVID-19 outbreak and to assist in protecting the health and well-being of our stockholders, employees, officers, directors and the community, the 2020 Annual Meeting will be held via the internet. Stockholders will be able to listen to the meeting live, submit questions related to, view the list of stockholders and vote online regardless of location via the internet https://www.cstproxy.com/ibioinc/2020 by using the control number included on your notice regarding the availability of proxy materials, proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials. You will not be able to attend the 2020 Annual Meeting in person. The purpose of the 2020 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2020 Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

APPENDIX A

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

IBIO, INC.

(a Delaware corporation)

The undersigned, Thomas F. Isett, hereby certifies that:

1.	He is the Executive Chairman and Chief Executive Officer of iBio, Inc. (the “Corporation”), a Delaware corporation, and is duly authorized by the Board of Directors of the Corporation to execute this instrument.

2.	The present name of the Corporation is “iBio, Inc.” The Corporation filed its Certificate of Incorporation with the Secretary of State of the State of Delaware on April 17, 2008 under the name of “iBioPharma, Inc.,” filed a Certificate of Merger with the Secretary of State of the State of Delaware on July 25, 2008, merging the Corporation with InB Biotechnologies, Inc., with iBioPharma, Inc. as the surviving corporation, and filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware on August 10, 2009, changing the name of the Corporation from “iBioPharma, Inc.” to “iBio, Inc.”

3.	This Certificate of Amendment of the Certificate of Incorporation was duly approved by the Corporation’s Board of Directors and duly adopted by the stockholders of the Corporation at a meeting in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.	Article IV of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

Fourth: The total number of shares which the Corporation shall have authority to issue is 426,000,000 shares of capital stock consisting of 425,000,000 shares of common stock, $0.001 par value per share (“Common Stock”), and 1,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”).

The Board of Directors of the Corporation (the “Board of Directors”) is hereby expressly authorized by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed this ____ day of __________.

By:	/s/ Thomas F. Isett
Thomas F. Isett
Chairman and Chief Executive Officer

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APPENDIX B

iBIO, INC.

2020 OMNIBUS INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the iBio, Inc. 2020 Omnibus Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of iBio, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

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“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on ordinary cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“Nasdaq”), Nasdaq Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

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“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)       Administration of Plan. The Plan shall be administered by the Administrator.

(b)       Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)       to select the individuals to whom Awards may from time to time be granted;

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(ii)       to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)       to determine the number of shares of Stock to be covered by any Award;

(iv)       to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)       to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)       subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options and Stock Appreciation Rights may be exercised; and

(vii)       at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)       Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to other individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)       Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)       Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

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(f)       Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)       Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 32,000,000 shares (the “Limit”), subject to adjustment as provided in this Section 3. The maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Limit, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any awards under the Plan and under the Company’s 2018 Omnibus Equity Incentive Plan that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)       Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

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(c)       Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Awards with time-based vesting, conditions or restrictions shall become fully vested and exercisable or nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and exercisable or nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

(d)       Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year for service as a Non-Employee Director shall not exceed $500,000, provided, however that such amount shall be $750,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board, and $1,500,000 for any Non-Employee Director who serves as Board chair (should one be appointed). For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with FASB ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions. Notwithstanding the forgoing, the independent members of the Board may make exceptions to this limit in extraordinary circumstances, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such employees, Non-Employee Directors and Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5. STOCK OPTIONS

(a)       Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

(b)       Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

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(c)       Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)       Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)       Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods, as permitted in the sole discretion of the Administrator, except to the extent otherwise provided in the Option Award Certificate:

(i)       In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)       Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)       By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv)       With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

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(f)       Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a)       Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)       Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c)       Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d)       Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 7. RESTRICTED STOCK AWARDS

(a)       Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

(b)       Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares but not with respect to the receipt of dividends with respect the Restricted Shares. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

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(c)       Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at their original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)       Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8. RESTRICTED STOCK UNITS

(a)       Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock or cash. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

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(b)       Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)       Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his or her Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d)       Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

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SECTION 11. DIVIDEND EQUIVALENT RIGHTS

(a)       Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b)       Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. Transferability of Awards

(a)       Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)       Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c)       Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

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(d)       Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13. TAX WITHHOLDING

(a)       Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amount received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)       Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

SECTION 14. Section 409A awards; SECTION 280g CUTBACK

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

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Notwithstanding any provision of this Plan to the contrary, if any payment or benefit that a grantee would otherwise receive from the Company pursuant to an Award under the Plan or otherwise (a “Payment”) would (a) constitute a “parachute payment” within the meaning of Section 280G of the Code and (b) but for this paragraph, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment will be equal to the Reduced Amount (as defined below).  The “Reduced Amount” will be either (1) the largest portion of the Payment that would result in no portion of the Payment (after reduction) being subject to the Excise Tax or (2) the entire Payment, whichever amount after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate, net of the maximum reduction in federal income taxes which could be obtained from a deduction of such state and local taxes), results in grantee’s receipt, on an after-tax basis, of the greatest amount of the Payment. If a reduction in the Payment is to be made, the reduction in payments and/or benefits will occur in the following order: (1) reduction of cash payments; and (2) reduction of other benefits paid to grantee. In the event that acceleration of vesting of equity award compensation is to be reduced, such acceleration of vesting will be cancelled in the reverse order of the date of grant of your equity awards.  In no event will the Company be liable to grantee for any amounts not paid as a result of the operation of this paragraph (other than for the Company’s obligations to pay the Reduced Amount or the entire Payment, as applicable). The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from the Excise Tax, and the grantee shall be responsible for payment of the Excise Tax (if applicable).

SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)       Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.

(b)       For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(i)       a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or

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(ii)       an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 17. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18. GENERAL PROVISIONS

(a)       No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)       Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

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(c)       Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)       Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)       Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)       Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or Committee and as in effect from time to time; and (ii) applicable law. Further, to the extent that the grantee receives any amount in excess of the amount that the grantee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the grantee may be required to repay any such excess amount to the Company at the discretion of the Board or Committee.

(g)       Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

SECTION 19. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon the date on which it is approved by stockholders in accordance with applicable law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: OCTOBER 23, 2020

DATE APPROVED BY STOCKHOLDERS:

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